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                                                                   EXHIBIT 10.50

                EMPLOYMENT AGREEMENT AND STOCK OPTION AGREEMENTS



                              EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated May 31, 2001, is entered into between ARTISTdirect, Inc., a Delaware corporation ("Company") and Frederick W. Field ("Employee"), and shall be effective upon the date that all of the conditions set forth in that certain side letter agreement of even date (the "Side Letter") among Company, ARTISTdirect Recordings, Inc. ("ADR"), Employee, Radar Records Holdings, LLC, a Delaware limited liability company ("FieldCo"), and ARTISTdirect Records, L.L.C. (the "Label") shall have been satisfied (the "Effective Date").


                                    RECITALS

        WHEREAS, Company desires to employ Employee to serve Company and its subsidiaries, and Employee desires to be so employed by Company, on the terms and subject to the conditions hereinafter set forth.


                                    AGREEMENT

        NOW, THEREFORE, the parties hereto have agreed, and do hereby mutually agree, as follows:

1. Employment and Duties. Subject to the other terms and conditions set forth herein, Company hereby employs Employee, and Employee agrees to be employed by Company, as Chairman and Chief Executive Officer. Employee shall be Company's most senior executive. Employee shall report solely and directly to Company's Board of Directors (the "Board"). During the Term, Employee shall faithfully perform to the best of his ability all services and acts as both (a) are consistent with his title and position and (b) may reasonably be assigned to him by the Board.

2.      Devotion.

        (a) During the Term, Employee shall devote his business time, skill and energies exclusively to the business of Company and its subsidiaries from time to time (the "Subsidiaries"), which shall include Sno-Core, LLC, notwithstanding that Company has less than a fifty percent (50%) interest therein.

        (b) It is hereby acknowledged that, concurrently with the execution of this Agreement, Employee and the Label, which is a Subsidiary, are entering into an employment agreement whereby, subject to the satisfaction of the conditions set forth in the Side Letter, Employee shall become the Chief Executive Officer of the Label (the "Label Employment Agreement") and that, subject to the Side Letter, FieldCo, which is an affiliate of Employee, is being issued units of membership interest in the Label. In light of the foregoing, it is specifically acknowledged and agreed that the performance of Employee's services to the Label pursuant to the Label Employment Agreement shall not be deemed to be a breach of this Agreement so long as the performance by Employee of his duties hereunder are not materially and adversely affected thereby. In addition, provided such activities do not unreasonably interfere with the performance by Employee of his duties hereunder, Employee shall be entitled to devote not more than twenty percent (20%) of his total business time, measured upon a yearly basis, to the motion picture and television activities of Radar Pictures, LLC and service on the board of directors of each of the following companies: Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox (such activities and service, collectively, the "Permitted Outside Activities"). Employee shall




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be entitled to retain for his own account the proceeds earned by Employee from the Permitted Outside Activities.

3. Limitation on Authority. Employee shall not make or give on behalf of Company and/or ADR, any approval, vote, consent, decision or determination concerning the Label that the Operating Agreement of the Label explicitly reserves to ADR, the Founding Members or a Majority in Interest, but rather, Employee shall refer each such approval, vote, consent, decision or determination to the Board, in order that the Board may make or give such approval, vote, consent, decision or determination on behalf of Company and/or ADR. Furthermore, Employee shall abstain from voting in any such decision or determination of the Board; provided, however, that Employee need not abstain from giving his consent as a director in any unanimous written consent of the Board.

4. Principal Place of Employment. During the Term, Employee's place of employment shall be at the principal offices of Company in the Los Angeles area; provided, however, it is agreed that Employee will be expected to travel from time to time at Company's expense in accordance with the provisions of Section 7(c) below.

5. Term. The term of Employee's employment shall commence on the Effective Date and continue for five years (the "Term"), unless terminated sooner as provided in Section 8 below.

6. Compensation. For all services to be rendered by Employee hereunder (other than to the Label), Employee shall be paid by Company the amounts set forth in this Section 6. Except as specifically provided in the Label Employment Agreement, Employee shall not be entitled to additional compensation for performing any services consistent with his duties hereunder for any Subsidiary.

        (a) Base Salary. Company shall pay Employee a base salary at the annual rate of Five Hundred Thousand Dollars ($500,000), payable in accordance with Company's standard payment schedule for employees.

        (b) Participation in Executive Bonus Pool. Employee shall be entitled to participate in Company's executive performance bonus pool, the details of which participation and plan shall be determined by the Compensation Committee of the Board.

        (c) Stock Options. Pursuant to Notices of Grant of Stock Option substantially in the forms attached hereto as Exhibits 1, 2 and 3, Company shall issue Employee three options to acquire shares of common stock in Company.

Amounts payable to Employee pursuant to this Section 6 shall be subject to required withholdings and reviewed for any increases annually by the Compensation Committee of the Board, provided that any increases shall be in the sole discretion thereof.

7.      Employee Benefits; Reimbursement for Expenses.

        (a) Employee shall be entitled to participate in such Company retirement, profit sharing and pension plans and life and other insurance programs, as well as other benefit programs (other than employee bonus plans), which are available to the other most senior executives of Company, subject to Company's policies with respect to all of such benefits or insurance programs or plans, and the terms thereof, which policies and terms may include limitations on the eligibility of a Company employee to participate simultaneously in both




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Company benefit plans and Subsidiary benefit plans; provided, however, that notwithstanding anything herein to the contrary, Company shall not be obligated to institute or maintain any particular benefit or insurance program or plan or aspect thereof.

        (b) Employee shall be entitled to not less than four (4) weeks' vacation during each year of the Term hereof to be scheduled at mutually agreeable times and accrued and taken in accordance with Company policy. For the avoidance of doubt, any vacation to be taken by Employee pursuant to this Agreement shall be taken simultaneously with any vacation to be taken by Employee pursuant to the Label Employment Agreement.

        (c) Company agrees to reimburse Employee for such reasonable and necessary out-of-pocket expenses incurred by Employee during the Term in the performing of services for Company, including but not limited to for business-related travel (first class), hotel, meals, telephone calls and entertainment. If Employee shall travel in respect of both any Permitted Outside Activity and Company business, Employee shall only seek and be entitled to those expenses reasonably allocable to his pursuit of Company business. As a condition to the reimbursement of such expenses by Company to Employee, Employee shall provide Company with copies of invoices, receipts or other satisfactory documentation in sufficient detail to allow Company to confirm the business nature of the expenses and claim an income tax deduction for such paid items, if such items are deductible. The obligations of Company to make the reimbursements specified hereunder for approved expenses accrued prior to the effective date of termination of this Agreement shall survive any termination of the Term.

8.      Termination.

        (a) Company may terminate Employee's employment hereunder after the occurrence and during the continuance of any Disability of Employee, upon thirty
(30) days' prior written notice to Employee. For purposes of this Agreement, "Disability" means Employee's incapacity to perform substantially all of his then current duties as required hereunder for one hundred eighty (180) days or more within any period of three hundred sixty-five (365) consecutive days because of mental or physical condition, illness or injury, consistent with applicable state and federal law. In the event of any dispute regarding the existence of Employee's Disability, the matter will be resolved by the determination of a physician qualified to practice medicine in the State of California, selected by Employee and reasonably approved by Company, or, failing such approval, by a majority of three physicians qualified to practice medicine in the State of California, one to be selected by Company, one to be selected by Employee and the third to be selected by the two designated physicians. For this purpose, Employee will submit to appropriate medical examinations.

        (b) Company may terminate Employee's employment hereunder for Cause. For the purposes of this Agreement, "Cause" shall mean Employee shall have (i) been convicted of, or pleaded nolo contendere to, any felony or any lesser crime involving fraud, embezzlement, or misappropriation of the property of Company or any Subsidiary, (ii) engaged in gross negligence or willful misconduct in the performance of Employee's duties hereunder, (iii) materially breached any of the provisions of Sections 1, 2 or 3 above, or 9, 10, 11 or 17 below, (iv) misappropriated for his own purpose and benefit any (A) material property of Company or any Subsidiary or (B) any material opportunity of Company or any Subsidiary, (v) had his employment with the Label terminated by the Label for "Cause" (as defined in the Label Employment Agreement) or (vi) terminated his employment with the Label without "Good Reason" (as defined in the Label Employment Agreement). Notwithstanding anything to the contrary contained herein, no event or circumstance described in any of the preceding clauses




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(ii), (iii) or (iv)(B) above shall constitute "Cause" for purposes of this
Agreement unless Company gives Employee written notice delineating the claimed event or circumstance and setting forth Company's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days) following such notice, if susceptible to remedy, and Employee fails to remedy such event or circumstance within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period, it shall not constitute Cause hereunder if Employee shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter. In addition, the first breach by Employee of either the commitment contained in the second sentence of Section 2(b) above (regarding Employee's performance of services to the Label under the Label Employment Agreement) or the commitment contained in the third sentence of
Section 2(b) above (regarding the Permitted Outside Activities) shall not be grounds for termination for Cause. For the avoidance of doubt, Employee's resignation from the Board, and his consequential loss of the title of "Chairman," shall not in and of themselves constitute breaches of this Agreement.

        (c) The employment of Employee hereunder shall be automatically terminated on the date of Employee's death.

        (d) Employee may terminate his employment hereunder forthwith at any time for Good Reason upon written notice to Company. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following: (i) a material and substantial reduction in Employee's title, responsibilities, duties or reporting (although Employee shall cease to hold the title of "Chairman" if he ceases to be chairman of the Board); (ii) a reassignment of Employee without Employee's consent to a geographic location in excess of thirty-five (35) miles from Company's current principal offices; (iii) a material breach by Company of any of its material obligations to Employee hereunder; (iv) the failure of Employee to be re-elected to the Board following the expiration of his initial service thereon, so long as Employee shall not previously have resigned or been removed from the Board, or such failure is not due to Employee's suffering from a disability that, if it continues, could reasonably be expected to constitute a Disability hereunder; (v) Company's materially altering the nature of its business; or (vi) Employee's termination of his employment with the Label for "Good Reason" (as defined in the Label Employment Agreement). Notwithstanding anything to the contrary contained herein, none of the foregoing events or circumstances (other than clause (vi) above) shall constitute "Good Reason" for purposes of this Agreement unless Employee gives Company written notice delineating the claimed event or circumstance and setting forth Employee's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Company fails to remedy such event or circumstance (or cause such remedy) within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period and does not involve a payment of compensation or a reimbursement of expenses, it shall not constitute Good Reason hereunder if Company shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter.

        (e) Employee may terminate his employment with Company at any time with "Justification" upon written notice to Company. For purposes of this Agreement, "Justification" shall mean: (i) Company shall have committed any act or omission (over the objection of Employee, if Employee is afforded the opportunity to participate in the decision whether to commit such act or omission) and Employee reasonably believes such act or omission constitutes a material violation of any law or governmental regulation, provided Employee first




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gives Company written notice delineating the claimed event or circumstance and setting forth Employee's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Company fails to remedy such event or circumstance within such thirty (30) day period; ; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period, it shall not constitute Justification hereunder if Company shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter; or (ii) the commencement of any legal proceeding in which (A) the Label and/or ADR alleges that FieldCo materially breached the Label Operating Agreement or (B) the Label and/or FieldCo alleges that ADR materially breached the Label Operating Agreement; provided, however, that any termination by Employee of his employment with Company arising from the commencement of any arbitration proceeding pursuant to Section 7(h) of the Label Employment Agreement shall be subject to Section 8(f) below.

        (f) Employee may terminate his employment with Company forthwith upon written notice upon the commencement of any arbitration proceeding pursuant to
Section 7(h) of the Label Employment Agreement. Notwithstanding that Employee terminates his employment with Company pursuant to this Section 8(f), the nature of the termination of Employee's employment with the Label shall determine the nature of the termination of Employee's employment with Company. If Employee terminates his employment pursuant to this Section 8(f), and: (i) Employee's employment with the Label is terminated by the Label for "Cause" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Company for Cause pursuant to Section 8(b)(v) above; (ii) Employee remains employed at the Label because the arbitrator determines that the Label was not entitled to terminate Employee's employment for "Cause" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee with Justification pursuant to Section 8(e) above; (iii) Employee's employment with the Label is terminated for "Good Reason" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee for Good Reason pursuant to Section 8(d) above; or (iv) Employee's employment with the Label is terminated by Employee without "Good Reason" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee other than pursuant to Sections 8(d) or 8(e) above.

        (g) If Employee's employment is terminated pursuant to this Section 8, Employee shall be entitled to, and Company's obligation hereunder shall be limited to, (i) the payment of any unpaid compensation accrued under Section 6(a) above through the effective date of such termination; (ii) any unreimbursed expenses incurred, and other accrued employee benefits (as described above) accrued, through the date of termination; and (iii) the additional compensation provided in Section 8(h) below, if any.

        (h) If Employee's employment is terminated (or deemed terminated in accordance with Section 8(f) above):

            (i) by Company pursuant to Section 8(a) above, Employee will receive the benefit of any Company disability plans; or

            (ii) (A) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (B) by Employee pursuant to Section 8(d) above, or (C) deemed terminated as set forth in




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clause (B) above in accordance with Section 8(f)(iii) above, Company shall pay
Employee a lump sum in an amount equal to the aggregate amount of Employee's base salary payable at the annualized level being paid to Employee pursuant to
Section 6 above at the time of such termination, less required withholdings, during the Payment Period specified below. As used herein, the "Payment Period" shall mean (I) fifty percent (50%) of the remainder of the scheduled Term if such termination occurs during the first three (3) years of the Term, (II) twelve (12) consecutive months after the effective date of such termination if such termination occurs during the fourth (4th) year of the Term, or (III) the full remainder of the scheduled Term if such termination occurs during the fifth
(5th) year of the Term. Employee shall have no duty of mitigation and shall not be subject to any right of offset with respect to any other compensation received by Employee during the Payment Period. If, pursuant to Section 8(f)(ii) above, Employee's employment shall be deemed to have been terminated by Employee with Justification pursuant to Section 8(e) above, then the terms of this
Section 8(h)(ii) shall apply to such termination; provided, however, that the Payment Period shall be reduced by fifty percent (50%). The parties hereto agree that the payment set forth in this Section 8(h)(ii) constitutes fair compensation and the sole remedy for damages for any termination addressed in this Section 8(h)(ii).

        (i) Nothing in this Agreement shall be deemed a release or waiver of right to any medical or other employee benefits available to Employee on or after the effective date of termination of the executive's employment by Company under any federal, state or local law that provides for the continuation of any medical or other employee benefits after employment.

        (j) (i) In the event of a dispute between Employee and Company as to whether any termination of Employee's employment constituted a termination by Company for Cause, a termination by Employee for Good Reason, or a termination by Employee with Justification, and, consequently, as to whether any payment is due to Employee pursuant to Section 8(h)(ii) above and/or which provisions of
Section 10 below shall be applicable (an "Arbitrable Dispute"), then solely as to such Arbitrable Dispute (and not as to any other disputes under this Agreement, as such other disputes shall be settled in accordance with Section 14 below), the Arbitrable Dispute shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 8(j) and the then most applicable rules of the American Arbitration Association for employment dispute resolution. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be decided within ninety (90) days of the filing of a petition to arbitration. Such arbitration shall be administered by the American Arbitration Association and shall be the exclusive remedy for determining any Arbitrable Dispute (as opposed to any other disputes between the parties hereto). If a party desires to submit an Arbitrable Dispute to arbitration pursuant to this Section 8(j) when the arbitration proceeding set forth in
Section 7(h) of the Label Employment Agreement already is in effect, such Arbitrable Dispute shall be determined in the same arbitration proceeding as that which is already so in effect.

            (ii) If the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of fifteen arbitrators drawn by the parties at random from the "Independent" (or "Gold Card") list of retired judges or, at Employee's option, from a list of fifteen persons (which shall be retired judges or litigation attorneys experienced in labor matters) provided by the American Arbitration Association. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used seven strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.




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            (iii) In the event of an Arbitrable Dispute, the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties in respect of the specific Arbitrable Dispute, and shall be expressly limited to such Arbitrable Dispute and shall not extend to any other matters or disputes. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

            (iv) Unless mutually agreed by the parties otherwise, any such arbitration shall take place in the City of Los Angeles, California. Any filing or administrative fees related to such arbitration initially shall be borne by the party requesting arbitration, and the parties shall bear equally the cost of the arbitrator's compensation; provided, however, that the arbitrator shall be entitled to award the prevailing party in such arbitration all of such party's filing or administrative fees related to such arbitration, as well as require the nonprevailing party to bear the entire cost of the arbitrator's compensation. Each party hereto shall be responsible all of its own attorneys' fees and costs related to such dispute and arbitration proceedings.

9. Rights to Works. In return for the consideration described herein, Employee agrees as follows:

        (a) All inventions, trade secrets, ideas, recordings, original works of authorship or other work product of any kind that Employee conceives, develops, discovers or makes in whole or in part pursuant to this Agreement or in the scope of Employee's employment hereunder and Employee's contributions thereto (hereinafter referred to as "Works") shall belong solely and exclusively to Company. Company shall have the perpetual and exclusive right to use, exhibit, distribute, or license throughout the universe, any Work or part thereof in which Employee's services for Company are utilized by all forms of audio, visual, textual, digital, electronic or other distribution that are now known or may hereafter exist, and otherwise exploit such Works in such media, forums and for such uses throughout the universe as it deems appropriate; provided, however, that no likeness of Employee shall be used during or after the Term without Employee's written consent and no quote of Employee shall be attributed to Employee during or after the Term without Employee's written consent. All revenues derived by Company from the use, exhibition, distribution, licensing, or other exploitation of such Works shall be the sole and exclusive property of Company.

        (b) To the extent that the Works are considered: (i) contributions to collective works and/or (ii) as parts or components of audiovisual works, the parties hereby expressly agree that the Works shall be considered "works made for hire" under the United States Copyright Act of 1976, as amended (17 U.S.C.
Section 101 et seq.). In accordance therewith, the sole right of copyright in and to the Works shall belong exclusively to Company in perpetuity. To the extent that the Works are deemed works other than contributions to collective works and/or parts or components of audiovisual works, Employee hereby irrevocably assigns and transfers to Company to the maximum extent permitted by law all right, title and interest in the Works, including but not limited to all copyrights, patents, trade secret rights, and other proprietary rights in or relating to the Works. At Company's reasonable written request and sole expense, Employee shall execute, verify, acknowledge, deliver and file any and all formal assignments, recordations and any and all other documents that Company may prepare and reasonably call for to give effect to the provisions of this Agreement. If Employee fails to execute any such




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document or instrument, or perform any such act, within ten (10) business days,
Employee shall be deemed to have irrevocably constituted and appointed Company, with full power of substitution, to be Employee's true and lawful attorney, in Employee's name, place, and stead, solely to execute, acknowledge, swear to, and file all instruments, conveyances, certificates, agreements, and other documents, and to take any action which may be necessary or appropriate to effect the provisions of this Section 9. The powers of attorney granted herein shall be deemed to be coupled with an interest and shall be irrevocable.

        (c) It is understood that the rights granted to Company in this Section 9 shall continue in effect after the termination or expiration of this Agreement to the extent necessary for Company's full enjoyment of such rights.

        (d) All provisions of this Agreement relating to the assignment by Employee of any invention or innovation are subject to the provisions of California Labor Code Sections 2870, 2871 and 2872. In accordance with Section 2870 of the California Labor Code, the obligation to assign as provided in this Agreement does not apply to an invention or innovation that Employee developed entirely on his own time without using Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:
(i) relate to either (A) the business of Company or any of its Subsidiaries at the time of conception or reduction to practice of the invention, or (B) actual or demonstrably anticipated research or development of Company or any of its Subsidiaries; or (ii) result from any work performed by Employee for Company or any of its Subsidiaries. A copy of California Labor Code Sections 2870, 2871 and 2872 is attached to this Agreement as Exhibit 4.

        (e) Employee shall disclose all inventions and innovations to Company that reasonably could be anticipated to be owned by or required to be assigned to Company hereunder.

        (f) Notwithstanding the foregoing provisions of this Section 9, this
Section 9 shall not apply to Works relating to the Label's business and affairs, as such Works are addressed in the Label Employment Agreement.

10. Restrictions. In recognition of the consideration described herein, Employee agrees that:

        (a) Without limiting the generality of Section 2(a) above, and except as set forth in Section 2(b) above, Employee shall not engage or be financially interested, directly or indirectly, at any time prior to the "Noncompetition Expiration Date," in any activity directly competitive with any business then carried on by, or anticipated to be carried on by, Company or any of its Subsidiaries (excluding the Label, as a corresponding commitment appears in the Label Employment Agreement). Notwithstanding the foregoing, Employee may acquire or hold, solely for investment, publicly traded securities of any corporation, so long as such securities, in the aggregate, constitute less than five percent (5%) of any class or series of outstanding securities of such corporation. As used in this Section 10, "Noncompetition Expiration Date" shall mean:

            (i) If Employee's employment is terminated by Company pursuant to
Section 8(a) or 8(c) above (or deemed so terminated in accordance with Section 8(f) above), then the actual date of termination of Employee's employment with Company;

            (ii) If Employee's employment is terminated (A) by Company pursuant to Section 8(b) above (B) by Employee other than pursuant to Sections 8(d) or 8(e) above, or (C) deemed terminated as set forth in clauses (A) or (B) above in accordance with Section 8(f)




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above, then the later of the actual date of such termination or the date upon which the Term is scheduled to expire; or

            (iii) If Employee's employment is terminated (A) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (B) by Employee pursuant to Sections 8(d) or 8(e) above, or (C) deemed terminated as set forth in clauses
(A) or (B) above in accordance with Section 8(f) above, then the actual date of such termination.

        (b) During the term of Employee's employment and at all times thereafter, Employee shall hold in secrecy all trade secrets and confidential information relating to Company's (and its Subsidiaries') business and affairs that come to his knowledge while employed by Company (excluding information that is or becomes publicly known or available for use through no fault of Employee), including but not limited to: (i) matters of a business nature related to Company or any Subsidiary, such as information about costs, profits, markets, sales, lists of customers, lists of clients and other information of a similar nature, (ii) plans or strategies for development of the business of Company or any Subsidiary and (iii) matters of a technical nature related to Company or any Subsidiary. Except as required in the performance of Employee's duties to Company under this Agreement, Employee shall not use for his own benefit or disclose to any person (except to his attorneys and financial advisors and as required by law or legal process, provided Employee shall undertake to give Company notice prior to such disclosure and shall comply with any applicable protective order or equivalent), directly or indirectly, such matters unless such use or disclosure has been specifically authorized in writing by Company in advance. Employee shall advise his attorneys and financial advisors that such trade secrets and confidential information are confidential and that by receiving such trade secrets and confidential information such attorneys and financial advisors are agreeing to be bound by this Section 10(b). Employee agrees to be responsible for any breach of this Section 10(b) by his attorneys or financial advisors. Notwithstanding the foregoing provisions of this Section 10(b), this Section 10(b) shall not apply to trade secrets and confidential information relating to the Label's business and affairs, as such matters are addressed in the Label Employment Agreement.

        (c) Employee shall not, directly or indirectly, hire, offer to hire, entice away, or in any other manner persuade or attempt to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of Company or any Subsidiary, to discontinue his or her relationship with Company or any Subsidiary, until the "Nonsolicitation Expiration Date," which shall mean the date one (1) year following the date upon which the Term is scheduled to expire, unless Employee's employment is terminated (i) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (ii) by Employee pursuant to Sections 8(d) or 8(e) above, or
(iii) deemed terminated as set forth in clauses (i) or (ii) above in accordance with Section 8(f) above, in each of which cases it shall mean the date one (1) year following the actual date of such termination. Notwithstanding the foregoing provisions of this Section 10(c), this Section 10(c) shall not apply to hiring, offering to hire, enticing away, or in any other manner persuading or attempting to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of the Label, to discontinue his or her relationship with the Label, as such matters are addressed in the Label Employment Agreement.

11. Employee's Representations. Employee hereby represents and warrants that: (a) he has the right to enter into this Agreement and to grant the rights granted by him herein, (b) the provisions of this Agreement do not violate any other contracts or agreements to which he is a party and that would adversely affect his ability to perform his obligations hereunder, (c) he will comply in all material respects with all policies of Company of which he has written notice, provided they are consistent with applicable laws and (d) this Agreement is enforceable against Employee in accordance with its terms, except
(i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy. Without limiting the generality of the foregoing, Employee specifically represents and warrants that no term or condition under any contract or agreement related to Employee's past employment with Universal Music Group or the termination thereof shall in any way reduce or restrict Employee's ability to execute and perform this Agreement.

12. Assistance with Litigation. Employee agrees that for five years following termination of his employment with Company, Employee shall make himself reasonably available to Company to assist Company with litigation based on fact or circumstance that arose during his employment. Employee further agrees to cooperate reasonably with Company in any such litigation. Company agrees to compensate Employee at a reasonable rate for his time, except time spent in depositions or trial. Company further agrees to reimburse Employee such reasonable and necessary out-of-pocket expenses incurred by Employee in providing such assistance, in accordance with the principles set forth in
Section 7(c) above.

13. Company's Representations. Company hereby represents and warrants that, subject to the satisfaction of the conditions set forth in the Side Letter: (a) it has the right, power and authority to enter into this Agreement and to incur the obligations incurred by it herein, (b) this Agreement has been duly and validly authorized by Company and is enforceable against Company in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy, and (c) the provisions of this Agreement do not violate any other contracts or agreements to which it is a party that would adversely affect its ability to perform its obligations hereunder.

14.     Governing Law.

        (a) This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (and not the laws of choice of laws) of the State of California.

        (b) Subject to Section 8(j) above, each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any California state court or federal court of the United States of America sitting in the Central District of the State of California, situated in Los Angeles County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any California state court or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15. Exhibits. All exhibits to this Agreement are incorporated herein in their entirety.

16. Entire Agreement. This Agreement and the Side Letter constitute the whole agreement of the parties hereto in reference to any employment of Employee by Company and in reference to the subject matter hereof, and all prior agreements, promises, representations and understandings relative thereto are merged herein.

17. Assignability. The services to be performed by Employee hereunder are personal in nature and, accordingly, Employee may not, without the prior express written consent of Company in each instance, assign or transfer this Agreement or any rights or obligations hereunder. Company may not assign or transfer this Agreement or any rights or obligations hereunder. For purposes of this Agreement, a "Change in Control," meaning a sale of all or substantially all of the assets of Company, or any transaction or series of related transactions (including without limitation, any merger, reorganization, consolidation or purchase of outstanding equity interests) resulting in the transfer of 50% or more of the outstanding voting securities of Company, shall not be considered an assignment. For the avoidance of doubt, however, the provisions of Section 8(d) above shall continue to apply following a Change in Control. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof.

18. Remedies. Any material breach or violation by Employee of the terms of Sections 3, 9, or 10 above, would result in immediate and irreparable injury and harm to Company, and would cause damage to Company in amounts difficult to ascertain and for which Company's remedies and defenses at law would be inadequate. Accordingly, (a) in the event of any breach or threatened breach of
Section 10(a) above, Company shall be entitled to seek the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise and (b) in the event of any such breach or threatened breach of the aforementioned Sections other than Section 10(a) above, Company shall be entitled to, and Employee hereby consents to, the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise. The preceding sentence shall not be construed to prevent Employee from disputing the factual basis of any remedies or defenses asserted by Company.

19. Covenants Reasonable as to Time and Territory. Employee and Company have considered carefully the nature and extent of the restrictions set forth in this Agreement and the rights and remedies conferred upon Company under this Agreement, and hereby acknowledge and agree that: (i) such restrictions are reasonable in time and territory; and (ii) the consideration provided and to be provided to Employee is sufficient to compensate Employee for such restrictions.

20. Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants hereof may be waived only by a written instrument executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

21. Notices. All notices, consents, requests and other communications hereunder shall be in writing and, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed or delivered by overnight courier, shall be deemed to have been validly served, given or delivered when deposited in the United States mail, as registered or certified mail, with proper postage prepaid, or when deposited with the courier service (provided the courier service obtains a signature acknowledging receipt), and addressed to the party or parties to be notified, at the following addresses (or such other addresses) as a party may designate for itself by like notice:

        If to Employee:      Frederick W. Field
                             c/o Radar Pictures
                             10900 Wilshire Boulevard, Suite 1400
                             Los Angeles, CA 90024

        With a copy to:      Ziffren, Brittenham, Branca & Fischer
                             1801 Century Park West
                             Los Angeles, CA 90067-6406
                             Attention: Skip M. Brittenham, Esq. or
                                        Gary Stiffelman, Esq.

        If to Company:       ARTISTdirect, Inc.
                             5670 Wilshire Blvd, Suite 200
                             Los Angeles, CA 90036
                             Attention: Marc P. Geiger

        With copies to:      VP of Business and Legal Affairs

                             and

                             Lenard & Gonzalez LLP
                             1801 Century Park West
                             Sixth Floor
                             Los Angeles, CA 90067
                             Attention: Allen D. Lenard, Esq.

22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent that a restrictive covenant contained herein may, at any time, be more restrictive than permitted under the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restrictive covenant shall be those allowed by law and the covenant shall be deemed to have been revised accordingly. Each and every term of this Agreement shall be enforced to the fullest extent permitted by law.

23. Section Headings. The Section headings herein are used solely for convenience and shall not be used in the interpretation or construction of this Agreement.

24. No Drafting Presumption. In interpreting the provisions of this Agreement, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party.

25. Counterparts: Facsimile. This Agreement may be executed in two counterparts and by facsimile, each of which shall be deemed an original and both of which together shall be deemed one Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"EMPLOYEE"                                   "COMPANY"


/s/ FREDERICK W. FIELD                       ARTISTdirect, Inc.
----------------------------------
    Frederick W. Field                       By:  /s/ MARC GEIGER
                                                 ------------------------------
                                                      Marc Geiger

                                                 Its: Chief Executive Officer

                                    EXHIBIT 1

               Option to Acquire 3,023,700 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commences Service as
                                          CEO of the Corporation.

               Exercise Price: $0.75 per share

               Number of Option Shares: 3,023,700 shares

               Expiration Date: May 30, 2008

               Type of Option:       Incentive Stock Option
                               -----
                                 X   Non-Statutory Stock Option
                               -----

               Date Exercisable: Immediately Exercisable

               Vesting Schedule: Although the Option is immediately exercisable, the Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of sixty (60) successive equal monthly installments upon Optionee's completion of each month of Service over the sixty (60)-month period measured from the Vesting Commencement Date. Notwithstanding the foregoing, the Option Shares are also subject to accelerated vesting as specifically provided for in the attached Stock Option Agreement and Stock Purchase Agreement. Except as set forth in Section 6(e) of the Stock Option Agreement attached hereto as Exhibit A or in Section D.6(ii) of the Stock Purchase Agreement attached hereto as Exhibit B, in no other event shall any additional Option Shares vest after Optionee's cessation of Service.

               REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement and Stock Purchase Agreement attached hereto as Exhibits A and B respectively.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement or Stock Purchase Agreement.

DATED: MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024

ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an Option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise provided herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall become exercisable for the Option Shares as specified in the Grant Notice.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (ii) Should Optionee cease Service by reason of Justification, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability or (d) Justification, then Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety
                             (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (iv) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (v) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vi) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (vii) During the applicable post-Service exercise period, this Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee has acquired a vested interest in at the time of Optionee's cessation of Service. Upon the expiration of such exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION AND ACCELERATED VESTING OF OPTION
SHARES.

                      (a) In the event of any Corporate Transaction, the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest in full so that this Option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) Immediately following the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction.

                      (c) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                      (e) In the event Optionee ceases Service by reason of an Involuntary Termination, the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest in full so that this Option shall immediately upon Optionee's cessation of Service become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares.

                      (f) In the event Optionee ceases Service by reason of a termination for deemed Justification pursuant to Section 8(f)(ii) of the Employment Agreement, then the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest as to one-half of such unvested Option Shares, so that this Option shall, immediately upon Optionee's cessation of Service, become vested for one-half of such otherwise unvested Option Shares.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Stock Purchase Agreement for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    to the extent the Option is exercised
               for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the Option exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares.

                      (c) In no event may this Option be exercised for any fractional shares.

               10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

               11. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate office. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A. AGREEMENT shall mean this Stock Option Agreement.

               B. BOARD shall mean the Corporation's Board of Directors.

               C. CAUSE shall have the meaning given such term in the Employment Agreement.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation's common stock.

               F. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               G. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               H. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               I. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               J. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               K. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               L. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               M. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. OPTION SHARES shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

               T. OPTION TERM shall mean the actual period of time that this Option remains outstanding pursuant to Paragraph 2 of this Agreement.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. STOCK PURCHASE AGREEMENT shall mean the written notice of the Option exercise on the form provided by the Corporation for such purpose.

               AA. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                               ARTISTDIRECT, INC.

                            STOCK PURCHASE AGREEMENT


               AGREEMENT made this _____ day of ___________________, _____ by and between ARTISTdirect, Inc., a Delaware corporation, and Frederick W. Field, Optionee.

               All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A.     EXERCISE OF OPTION

               1. EXERCISE. Optionee hereby purchases _______ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on May __, 2001 (the "Grant Date") to purchase up to _______________ shares of Common Stock (the "Option Shares") at the exercise price of $0.75 per share (the "Exercise Price").

               2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

               3. STOCKHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

        B.     SECURITIES LAW COMPLIANCE

               1. RESTRICTED SECURITIES. While the Purchased Shares have been registered under the 1933 Act, Optionee hereby confirms that Optionee has been informed that the Purchased Shares are control securities under the 1933 Act because Optionee is an affiliate of the Corporation and accordingly, the Purchased Shares may not be resold or transferred except in compliance with the federal securities laws.

               2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

               3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

                      (a) "The shares represented by this certificate are "control" securities under the Securities Act of 1933 because the holder is an affiliate of the Corporation. The shares may not be sold or offered for sale in the absence of satisfactory assurances to the Corporation that such sale or offer complies with all applicable federal and state securities laws."

                      (b) "The shares represented by this certificate are subject to certain repurchase rights and other restrictions on transfer granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, ______ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

Upon request by Optionee, the Corporation agrees to remove the legends above, in each case, when the applicable restrictions or repurchase rights have lapsed and are no longer, and will not in the future become, applicable.

        C.     TRANSFER RESTRICTIONS

               1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

               2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

               3. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Purchased Shares without the written consent of the Corporation's Board of Directors.

        D.     REPURCHASE RIGHT

               1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

               2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty
(30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash, an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner. Notwithstanding the foregoing, in the event such stock certificates are not delivered to the Corporation at the time the Exercise Price is so paid, such Unvested Shares shall nonetheless be deemed cancelled as of the time of such payment and the Corporation may take such action is as necessary, including the imposition of stop transfer orders, with respect to such shares. The Corporation's right to exercise the Repurchase Right shall be conditioned on the Corporation having taken all corporate action required to be taken to exempt such repurchase from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3(e), or successor rule, thereunder, and providing the Owner with satisfactory written evidence thereof with its notice of exercise.

               3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to any Lock-up restrictions set forth in section C.3 hereof.

               4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

               5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

               6.     SPECIAL VESTING ACCELERATION.

                      (a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, (i) immediately prior to the consummation of any Corporate Transaction that occurs prior to Optionee's cessation of Service or
                             (ii) upon the cessation of Optionee's Service as a result of an Involuntary Termination.

                      (b) The Repurchase Right shall automatically terminate as to one-half of the then Unvested Shares (calculated as of the time immediately prior to application of this Section D.6(b)) upon any termination of Optionee's employment with the Corporation for deemed Justification (as defined in the Employment Agreement) pursuant to Section 8(f)(ii) of the Employment Agreement.

        E.     SPECIAL TAX ELECTION

               The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit I. OPTIONEE SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

        F.     GENERAL PROVISIONS

               1. ASSIGNMENT. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

               2. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery, one business day after being delivered to a reputable overnight courier service, or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

               3. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

               4. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

        G.     MISCELLANEOUS PROVISIONS

               1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

               2. AGREEMENT IS ENTIRE CONTRACT. This Agreement and the Registration Side Letter constitute the entire contract between the parties hereto with regard to the subject matter hereof.

               3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

               4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       ARTISTDIRECT, INC.

                                       By:
                                                --------------------------------

                                       Title:
                                                --------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                       By:
                                                --------------------------------
                                                OPTIONEE: FREDERICK W. FIELD

                                       Address:
                                                --------------------------------

                                                --------------------------------

                             SPOUSAL ACKNOWLEDGMENT


               The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his cessation of Service.


                                     By:
                                              ----------------------------------
                                              OPTIONEE'S SPOUSE

                                     Address:
                                              ----------------------------------

                                              ----------------------------------

                                    EXHIBIT I

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION

        I. FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY OPTION. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the fair market value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

        II. FEDERAL INCOME TAX CONSEQUENCES AND CONDITIONAL SECTION 83(B) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased
Shares:

                      (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                                    The excess of (a) the fair market value of
        the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

                                    If Optionee makes a disqualifying
        disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                                    For purposes of the foregoing, the term
                      "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

                                    In the absence of final Treasury Regulations
                      relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee's ordinary income upon a disqualifying disposition to the excess of the fair market value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

                                    The Code Section 83(b) election will be
                      effective in limiting the Optionee's alternative minimum taxable income to the excess of the fair market value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

               Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.



--------
(1) Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                             SECTION 83(b) ELECTION


               This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

    The taxpayer who performed the services is:

        Name:
        Address:
        Taxpayer Ident. No.:

    The property with respect to which the election is being made is _____________ shares of the common stock of ARTISTdirect, Inc.

    The property was issued on ______________, _____.

    The taxable year in which the election is being made is the calendar year
        _____.

    The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on ___________, 200__.

    The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

    The amount paid for such property is $___________ per share.

    A copy of this statement was furnished to ARTISTdirect, Inc. for whom taxpayer rendered the services underlying the transfer of property.

    This statement is executed on _________________, ______.


______________________________          ______________________________
Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

               The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

                      One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

                      Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Purchase Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CODE shall mean the Internal Revenue Code of 1986, as amended.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

        F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of ARTISTdirect, Inc.

        G. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, by and between Optionee and the Corporation.

        H. EXERCISE PRICE shall have the meaning assigned to such term in Paragraph A.1.

        I. GRANT DATE shall have the meaning assigned to such term in Paragraph A.1.

        J. GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

        K. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        L. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's voluntary resignation for Good Reason, as defined in the Employment Agreement.

        M. 1933 ACT shall mean the Securities Act of 1933, as amended.

        N. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        O. OPTION shall have the meaning assigned to such term in Paragraph A.1.

        P. OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

        Q. OPTIONEE shall mean the person to whom the Option is granted.

        R. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

        S. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        T. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of inheritance following Optionee's death, (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares, or (iv) a transfer of the Purchased Shares to a trust for the sole benefit of Optionee or his immediately family.

        U. PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term in Paragraph D.4.

        V. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

        W. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

        X. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.


        Y. REGISTRATION SIDE LETTER shall mean that certain side letter dated as of May 31, 2001, by and between the Corporation and Optionee with respect to the registration on Form S-8 of the Purchased Shares


        Z. SEC shall mean the Securities and Exchange Commission.

        AA. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

        BB. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        CC. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service; provided, the Option Shares are subject to accelerated vesting pursuant to Section D.6 of the Agreement.

        DD. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph D.1.

                                    EXHIBIT C

                        PROSPECTUS FOR STOCK OPTION GRANT

                               ARTISTDIRECT, INC.

                     ---------------------------------------

                                   PROSPECTUS

                                       FOR

                           SPECIAL STOCK OPTION GRANT

                             MR. FREDERICK W. FIELD

                     ---------------------------------------


                                     The date of this Prospectus is May 31, 2001

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

INFORMATION ON STOCK OPTION GRANT.......................................1
         Introduction...................................................1
         Exercise Price.................................................1
         Changes in Capitalization......................................1
         Exercise of Option.............................................1
         Vesting of Option..............................................2
         Right of Repurchase of Common Stock............................3
         Early Termination of Option....................................3
         Special Acceleration Features..................................4
         Transferability of Unvested Shares of Common Stock.............5
         Transferability of Vested Shares of Common Stock...............5
         Limitations on Transactions Involving Common Stock.............5
         Stockholder Rights and Option Assignability....................5
         Amendment/Termination..........................................5
         Compliance with Applicable Laws................................5
         Miscellaneous..................................................6

RESTRICTIONS ON RESALE..................................................6
         Section 16.....................................................6
         Reporting Requirements.........................................7
         Rule 144.......................................................7

FEDERAL TAX CONSEQUENCES................................................7

CORPORATION INFORMATION AND ANNUAL INFORMATION.........................10

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                                   INFORMATION
                                       ON
                               STOCK OPTION GRANT

     ARTISTdirect, Inc., a corporation organized and existing under the laws of the State of Delaware ("the Corporation"), is offering shares of its common stock to Mr. Frederick W. Field pursuant to a special stock option grant (the "Special Base Option") made to him on May 31, 2001 to induce him to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

INTRODUCTION

     The Special Base Option granted to Mr. Field was authorized by the Corporation's Board of Directors (the "Board") and provides him with the right to purchase up to 3,023,700 shares of the Corporation's common stock (the "Common Stock"). The grant is intended to provide Mr. Field with a meaningful incentive to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

     The Special Base Option is a nonstatutory stock option ("Nonstatutory Option") not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The federal income tax consequences applicable to such a Nonstatutory Option are summarized in the section below entitled "Federal Tax Consequences."

     Upon exercise of the Special Base Option, Mr. Field will receive shares of Common Stock made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

     Unless the context indicates otherwise, all references to the Corporation in this document include ARTISTdirect, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.

EXERCISE PRICE

     The exercise price per share of Common Stock subject to the Special Base Option is $0.75. The fair market value per share of Common Stock on the May 31, 2001 grant date was $0.64 per share, based on the last reported sale price on The Nasdaq National Market.

CHANGES IN CAPITALIZATION

     Should any change be made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to the number and/or class of securities and price per share in effect under the Special Base Option in order to preclude the dilution or enlargement of his rights and benefits thereunder.

EXERCISE OF OPTION

     The Special Base Option will be exercisable at any time before it terminates. However, the shares purchased under the Special Base Option will be subject to certain repurchase rights of the Corporation, exercisable upon the termination of Mr. Field's employment.

     The Special Base Option may be exercised, for any or all shares for which the option is at the time exercisable, upon delivery of a completed Stock Purchase Agreement (which is attached to Mr. Field's Stock Option Agreement) to the Corporation's Chief Financial Officer at the Corporation's principal offices. The Stock Purchase

Agreement must specify the number of shares to be purchased under the option and must also be accompanied by payment of the applicable exercise price and appropriate proof that the person exercising such option (if other than Mr. Field) has the right to effect such exercise. The option will be deemed to be exercised at the time of the Corporation's receipt of such notice and payment.

     The exercise price is payable immediately upon exercise of the option and may be paid in cash or check payable to the Corporation or in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings (generally a six (6)-month period) and valued at Fair Market Value on the exercise date.

          For valuation purposes, the FAIR MARKET VALUE of the Common Stock will be determined as follows:

          (i) If the Common Stock is at the time traded on The Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on The Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist; or

          (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Corporation's Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     To the extent the option is exercised for vested shares, cashless exercises are also permitted. To use this procedure, Mr. Field must provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under the option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, Mr. Field must also direct the Corporation to deliver the certificate for the purchased shares directly to the brokerage firm in order to complete the sale transaction.

     The Special Base Option will have a maximum term of seven (7) years measured from the May 31, 2001 grant date, subject to earlier termination upon Mr. Field's cessation of service.

VESTING OF OPTION

     The shares of Common Stock purchasable under the Special Base Option are subject to vesting provisions. This means Mr. Field must remain in the Corporation's employ for a certain period of time before he fully owns the shares purchased under the option. The Special Base Option will vest, and the Corporation's repurchase right with respect to the shares subject to the option shall lapse, in a series of sixty (60) successive equal monthly installments upon Optionee's completion of each month of service over the sixty (60) month period measured from the Vesting Commencement Date set forth in the Notice of Grant pertaining to the Special Base Option. The Special Base Option is subject to accelerated vesting under certain conditions as described below in the "Special Acceleration Features" section below.

RIGHT OF REPURCHASE OF COMMON STOCK

     When Mr. Field leaves the Corporation's employ, the Corporation will have the right to repurchase, at the original exercise price paid, any shares of Common Stock held by Mr. Field at that time in which he has not vested. The certificates representing the unvested shares purchased under his option will bear a restrictive legend indicating the existence of the Corporation's repurchase right with respect to those shares.

EARLY TERMINATION OF OPTION

     Upon his cessation of service for any reason other than death, Permanent Disability, Cause, an Involuntary Termination or Justification, Mr. Field will have a ninety (90) day period during which to exercise the Special Base Option for any unexercised shares of Common Stock in which he is vested as of the date his employment ends. In no event, however, may the Special Base Option be exercised after the May 30, 2008 expiration date of the option term.

     The Special Base Option will immediately terminate if Mr. Field's employment is terminated for Cause (as defined in the employment agreement dated as of May 31, 2001 between the Corporation and Mr. Field (the "Employment Agreement")).

     Should Mr. Field die while holding the Special Base Option, the personal representative of his estate or the person or persons to whom the option is transferred by the provisions of his will or the laws of inheritance following his death may exercise the option for any or all unexercised shares of Common Stock for which the option was vested at the time of his cessation of service with the Corporation. The right to exercise the option will lapse upon the earlier of (i) the May 30, 2008 expiration date of the option term or (ii) the expiration of the twelve (12) month period measured from the date of Mr. Field's death.

     If Mr. Field ceases service with the Corporation as a result of an Involuntary Termination or a Permanent Disability, then he will have until the later of (i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Base Option for any or all unexercised shares of Common Stock for which the option was vested at the time of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

          For purposes of the Special Base Option, Mr. Field will be deemed to have a PERMANENT DISABILITY if he is unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. If a Permanent Disability prevents Mr. Field from personally exercising the Special Base Option, it may be exercised by Mr. Field's personal authorized representative to the same extent that he could otherwise exercise the Special Base Option himself.

          For purposes of the Special Base Option, an INVOLUNTARY TERMINATION will be deemed to occur upon the termination of Mr. Field's employment with the Corporation by reason of:

          (i) his involuntary dismissal or discharge by the Corporation for reasons other than (x) for Cause (as defined in his Employment Agreement) or (y) by reason of death or having a Permanent Disability, or

          (ii) his resignation for Good Reason (as defined in his Employment Agreement).

     If Mr. Field ceases service with the Corporation by reason of JUSTIFICATION (as defined in his Employment Agreement), then he will have until the earlier of
(i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Base Option for any or all unexercised shares of Common Stock for which the option was vested at the time of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

     For purposes of the Special Base Option, Mr. Field will be deemed to continue in service for so long as he renders services to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee Board member or (iii) independent consultant.

SPECIAL ACCELERATION FEATURES

Corporate Transaction

     In the event of a Corporate Transaction, any then unvested option shares subject to the Special Base Option shall automatically vest in full so that the Special Base Option will, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock subject to the option as fully-vested shares and may be exercised for all or any portion of those shares as fully-vested shares. Thereafter, neither the Corporation nor the acquiring entity will have the right to repurchase those shares following Mr. Field's termination of service. The Corporation is required to provide Mr. Field with a minimum of ten days prior written notice of any Corporate Transaction.

     Upon the consummation of such Corporate Transaction, the Special Base Option will terminate and cease to be outstanding, except to the extent assumed by the successor corporation. If the Special Base Option is assumed in connection with a Corporate Transaction, then the option will be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Mr. Field in consummation of such Corporate Transaction had the Special Base Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price is required to remain the same.

          For purposes of this special acceleration feature, a CORPORATE TRANSACTION will be deemed to occur upon:

          (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

     The Special Base Option will not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Involuntary Termination

     If Mr. Field's employment ceases as a result of an Involuntary Termination, any then unvested option shares subject to the Special Base Option shall automatically vest in full.

Termination by Justification

     If Mr. Field's employment ceases for a deemed Justification pursuant to
Section 8(f)(ii) of the Employment Agreement, one-half (1/2) of the then unvested option shares subject to the Special Base Option shall automatically vest so that the Special Base Option will immediately upon Mr. Field's cessation of service become exercisable for one-half of such otherwise unvested option shares as fully vested shares. Thereafter, the Corporation will not have the right to repurchase those shares following Mr. Field's termination of service.

TRANSFERABILITY OF UNVESTED SHARES OF COMMON STOCK

     Because unvested shares are subject to repurchase by the Corporation, Mr. Field may not transfer any unvested shares of Common Stock purchased under the Special Base Option, except by the provisions of his will or the laws of inheritance following his death (and a few other limited circumstances and then only if done in compliance with the applicable securities laws).

TRANSFERABILITY OF VESTED SHARES OF COMMON STOCK

     The vested shares of Common Stock are considered restricted securities under the securities laws and therefore are subject to certain transfer restrictions. These restrictions are discussed in the section entitled "Restrictions on Resale" at the end of this document. However, the Corporation has agreed to use all reasonable efforts to register Mr. Field's option shares on a Form S-8 with the Securities and Exchange Commission (the "SEC") (and under any state securities laws as reasonably requested by Mr. Field), and to keep such registration statement on Form S-8 effective until all of the options granted to him have been exercised in full or have expired. Under an effective registration statement, the vested shares of Common Stock may be freely transferred by Mr. Field, subject only to the restriction discussed below in the section entitled "Limitations on Transactions Involving Common Stock" and the Rule 144 restrictions discussed in the section entitled "Restrictions on Resale" at the end of this document.

LIMITATIONS ON TRANSACTIONS INVOLVING COMMON STOCK

     Prior to the one-year anniversary of the commencement of his employment with the Corporation, Mr. Field may not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock purchased pursuant to the Special Base Option, unless he first obtains the written consent of the Corporation's Board.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

     Mr. Field is not to have any stockholder rights with respect to the option shares until he has exercised the Special Base Option, paid the exercise price for the purchased shares, and become a holder of record of the purchased shares. The Special Base Option may be assigned in whole or in part by Mr. Field during his lifetime, but only to the extent such assignment is, in connection with his estate plan, made to one or more members of his immediate family or to a trust established exclusively for such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.

AMENDMENT/TERMINATION

     No amendment or modification which affects Mr. Field's rights and obligations under the Special Base Option may be made without his consent.

COMPLIANCE WITH APPLICABLE LAWS

     The issuance of the shares of Common Stock purchasable under the Special Base Option is subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over those shares. It is possible that the Corporation could be prevented from issuing shares of Common Stock under the Special Base Option in the event one or more required approvals or permits were not obtained.

MISCELLANEOUS

     The Special Base Option will not adversely affect or otherwise impair the right of the Corporation to terminate Mr. Field's employment with the Corporation in accordance with the provisions of any applicable employment agreement or law. In addition, the Special Base Option will not limit the authority of the Corporation to grant additional options pursuant to any other equity incentive arrangements of the Corporation, or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, company or other business entity.

     A corporation will be treated as the parent corporation of ARTISTdirect, Inc. if such corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of ARTISTdirect's outstanding securities.

     A corporation will be deemed to be a subsidiary of ARTISTdirect, Inc. if ARTISTdirect owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

     The Special Base Option is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.

                                 RESTRICTIONS ON RESALE

     Executive officers such as Mr. Field who receive option grants such as the Special Base Option will be subject to certain restrictions under the federal securities laws with respect to their option transactions. These restrictions may be summarized as follows:

SECTION 16

     Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, Board member or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

     The SEC has issued a series of rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider with respect to equity incentives such as stock options. The application of the rules to the Special Base Option may be summarized as follows.

     Option Grant. The receipt of the Special Base Option will not be treated as a "purchase" of the underlying option shares for short-swing liability purposes.

     Option Exercise. The exercise of the option will be an exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

     Delivery of Shares. The delivery of shares of Common Stock in payment of the exercise price will be an exempt transaction for short-swing liability purposes.

     Stock Withholding. The withholding of a portion of the shares of Common Stock otherwise issuable to Mr. Fields by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of the Special Base Option or the vesting of any unvested stock issued to him will be an exempt transaction for short-swing liability purposes if such withholding is approved by the entire Board, either at the time of the option exercise or vesting of the shares or at any earlier time. The delivery of shares of Common Stock out of Mr. Field's existing investment portfolio in satisfaction of the applicable tax withholding liability will be an exempt transaction for short-swing liability purposes if approved by the entire Board.

     Repurchase of Unvested Shares. The surrender of unvested shares to the Corporation for cancellation without any cash payment or other consideration to Mr. Field will not be deemed a "sale" of those shares for short-swing liability purposes. The repurchase of unvested shares by the Corporation for consideration equal to the original purchase price paid for those shares will normally not result in a "sale" transaction for short-swing liability purposes.

     Sale of Shares. The sale of shares acquired under the Special Base Option will be treated as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g., open-market purchases) made within six (6) months before or after the date of such sale.

REPORTING REQUIREMENTS

     The receipt of the Special Base Option must be reported by Mr. Field on the annual Form 5 required to be filed by the such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such option is granted but may be reported on any earlier-filed Form 4. However, the receipt of an option grant must in all events be reported on or before the due date for the Form 4 in which the exercise of that option must be reported.

     The exercise of the Special Base Option must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4.

     The sale of Common Stock must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which the sale is effected.

RULE 144

     In general, persons such as Mr. Field having power to manage and direct the policies of the Corporation, or their relatives and trusts, estates, corporations or other entities controlled by any of those persons may be deemed to be affiliates of the Corporation. Affiliates of the Corporation are obligated to resell their shares of Common Stock in compliance with SEC Rule 144. This rule requires such sales to be effected in "brokers' transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of such sale. In addition, the rule requires that the Corporation must have filed all reports required to be filed under the periodic reporting requirements of the 1934 Act during the 12 months preceding the sale. Lastly, the rule limits the number of shares which may be sold in any three (3)-month period to the greater of (i) one percent (1%) of the outstanding shares of Common Stock or
(ii) the average weekly reported volume of trading in such shares on all securities exchanges during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, assuming that the shares of Common Stock acquired by Mr. Field under the Special Base Option are registered on a Form S-8 with the SEC, there will be no holding period requirements of Rule 144 applicable to any such shares.

                                FEDERAL TAX CONSEQUENCES

     The following is a general description of the federal income tax consequences of the Nonstatutory Option granted to Mr. Field. However, Mr. Field should consult with his own tax advisor with respect to the actual tax treatment of the Special Base Option.

     Option Grant. No taxable income is recognized upon receipt of the Special Base Option.

     Option Exercise. If Mr. Field exercises the Special Base Option for vested shares, he will recognize ordinary income in the year in which he exercises in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on Mr. Field's Form W-2 wage statement for the year of exercise, and the Corporation will have to collect all the applicable withholding taxes with respect to such income.

     If the shares purchased by Mr. Field under the Special Base Option are unvested and subject to the Corporation's right to repurchase those shares at the original exercise price upon the termination of his employment prior to vesting in such shares, then he will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Corporation's repurchase rights lapse, an amount equal to the excess of (i) the fair market value of the shares on the date such shares vest over (ii) the exercise price he paid for the shares.

     If Mr. Field purchases unvested shares subject to the Corporation's repurchase right, he may elect under Code Section 83(b) to include as ordinary income in the year of exercise an amount equal to the excess of (i) the fair market value of those purchased shares on the exercise date over (ii) the exercise price paid for the shares. If he makes the Section 83(b) election, Mr. Field will not recognize any additional income when the Corporation's repurchase right subsequently lapses and the shares vest. Mr. Field must file the Section 83(b) election with the Internal Revenue Service within thirty days following the date the option is exercised, and the resulting ordinary income is subject to applicable tax withholding requirements. If Mr. Field files a Section 83(b) election and the Corporation later repurchases his unvested shares, Mr. Field will not be entitled to take a deduction for the resulting loss.

     Sale or Other Disposition of Shares. Upon the sale or other taxable disposition of the shares of Common Stock purchased under the Special Base Option, Mr. Field will recognize capital gain equal to the excess of (i) the amount realized upon such sale over (ii) the fair market value of the shares at the time Mr. Field recognized the ordinary income with respect to their acquisition. A capital loss will result if the amount realized upon the sale is less than such fair market value.

     The gain or loss will be long-term if the shares are held for more than one
(1) year prior to such sale or disposition. If Mr. Field purchases vested shares, his holding period will start at the time the Special Base Option is exercised for those shares. If he purchases unvested shares subject to the Corporation's repurchase right, the holding period will start either (i) at the time when the shares vest, if no Section 83(b) election is made at the time of exercise, or (ii) at the time the option is exercised, if he files the Section 83(b) election within thirty days after the option exercise date.

     Delivery of Shares. If Mr. Field pays the exercise price with shares of Common Stock, then he will not recognize any taxable income to the extent that the number of shares of Common Stock received upon the exercise of the option equals the number of shares of Common Stock delivered in payment of the exercise price. For federal income tax purposes, these newly-acquired shares will have the same basis and holding period as the delivered shares. The additional shares of Common Stock received upon the exercise of the option will have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. The shares will have a tax basis equal to such fair market value, and their holding period will be measured from the exercise date. However, if the shares purchased under the Special Base Option are subject to the Corporation's repurchase right, then the recognition and measurement of ordinary income and the commencement of the capital gain holding period will be deferred until the time the repurchase right lapses, unless Mr. Field makes a Section 83(b) election to be taxed at the time of exercise.

     Employer Deduction. Generally, the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by Mr. Field in connection with the exercise of the Special Base Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which the ordinary income is recognized by Mr. Field. However, if the deduction is attributable to the Special Base Option exercised for unvested shares subject to the Corporation's repurchase right, then in the absence of a Section 83(b) election, the deduction will not be allowed until the year in which Mr. Field recognizes the ordinary income with respect to the unvested shares acquired under the Special Base Option. Due to the limitations imposed by Code Section 162(m), the Corporation will not be allowed to deduct compensation (including the income that is recognized by reason of the exercise of the Special Base Option) paid to Mr. Field in excess of $1,000,000 unless Mr. Field is not a "covered employee" (as defined in Code Section 162(m)) at the end of the year in which the exercise occurs.

     Change in Control. If there is a change in control of the Corporation (e.g., as the result of a merger of the Corporation with another corporation), and, as a result, the shares underlying the Special Base Option become vested, this acceleration is generally treated as a "parachute payment" for federal income tax purposes. If the present value of all of Mr. Field's parachute payments equals three times his average compensation for each of the past five years, he will be subject to a 20% excise tax on the amount of the parachute payments he receives in excess of his average annual compensation ("Excess Parachute Payment"). In addition, the Corporation cannot deduct that Excess Parachute Payment.

     Federal Tax Rates. Effective for the 2001 calendar year, ordinary income in excess of $297,300 ($148,650 for a married taxpayer filing a separate return) will be subject to the maximum federal income tax rate of 39.1%. The applicable $297,300 or $148,650 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.1%.

     Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gain is subject to a maximum federal income tax rate of 20%, provided the capital asset is held for more than one (1) year prior to sale or other taxable disposition.

     Beginning with the 2001 calendar year, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is below 28% will be subject to tax at a rate of 8%.

     Beginning in 2006, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is 28% or more will be taxed at a rate of 18%, provided the holding period for such property begins after December 31, 2000.

     For the tax year ending December 31, 2001, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $132,950 ($66,475 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $132,950 or $66,475 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 2001 are $199,450 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $166,200 for heads of households, $132,950 for single taxpayers and $99,725 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500 (or $61,250 for a married taxpayer filing a separate return). The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has lowered the Federal tax rates which were in effect for the 2000 taxable year as follows:

                                                                THE CORRESPONDING PERCENTAGES SHALL BE
                                                               SUBSTITUTED FOR THE FOLLOWING PERCENTAGES:
 IN THE CASE OF TAXABLE YEARS                            -------------------------------------------------------
BEGINNING DURING CALENDAR YEAR:                          28.0%            31.0%            36.0%           39.6%
                                                         -----            -----            -----           -----

2001...........................................          27.5%            30.5%            35.5%           39.1%

2002 and 2003..................................          27.0%            30.0%            35.0%           38.6%

2004 and 2005..................................          26.0%            29.0%            34.0%           37.6%

2006 and thereafter............................          25.0%            28.0%            33.0%           35.0%

                 CORPORATION INFORMATION AND ANNUAL INFORMATION

     ARTISTdirect, Inc. is a Delaware corporation which maintains its principal executive offices at 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036. The telephone number at the executive offices is (323) 634-4000. Further information concerning the Special Base Option grant made to Mr. Field may be obtained from the Corporation at this address or telephone number.

     A copy of the Corporation's Annual Report to Stockholders for the current fiscal year will be furnished to Mr. Field, and additional copies will be furnished, without charge, upon written or oral request to the Corporate Secretary, ARTISTdirect, Inc., 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036, or upon telephoning the Corporation at (323) 634-4000. In addition, Mr. Field may obtain without charge, upon written or oral request to the Corporation's Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents:

     (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC on April 2, 2001, and further amended on Form 10-K/A filed with the SEC on April 30, 2001;

     (b) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 filed with the SEC on August 14, 2001;

     (c) The Corporation's Definitive Proxy Statement filed with the SEC on June 11, 2001, pursuant to Section 14(a) of the 1934 Act;

     (d) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 filed with the SEC on May 15, 2001; and

     (e) The Corporation's Registration Statement No. 000-30063 on Form 8-A12G filed with the SEC on March 22, 2000, pursuant to Section 12(b) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

     The Corporation will also deliver to Mr. Field a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.

                                    EXHIBIT 2

                Option to Acquire 755,880 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commences Service as CEO of the Corporation.

               Exercise Price: $0.75 per share

               Number of Option Shares: 755,880 shares

               Expiration Date: May 30, 2008

               Type of Option: Non-Statutory Stock Option

               Exercise Schedule: The Option shall not be exercisable and the Option Shares shall not be vested until a Triggering Event (as defined below) has occurred. If no Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Option Shares shall remain unvested and unexercisable and the Option shall terminate. If a Triggering Event occurs by the third anniversary of the Vesting Commencement Date, however, Optionee shall acquire a vested interest in, and the Option shall become exercisable with respect to, all of the Option Shares.

               For purposes of this Option, "Triggering Event" shall be deemed to occur upon the first to occur of (w) the "Average Closing Price" (as defined below) equals or exceeds $3.50 (subject to adjustment for stock splits and the like), (x) the shares of the Corporation's Common Stock are re-listed on the Nasdaq National Market following a de-listing, (y) a Corporate Transaction occurs or (z) upon an Involuntary Termination (as defined in the Option Agreement) of Optionee's Service. "Average Closing Price," for purposes of this Option, shall mean (i) the average closing price reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) for shares of the Corporation's Common Stock for any thirty (30) consecutive trading days during the first three years measured from the Vesting Commencement Date or (ii), if the Corporation is acquired by another entity, the consideration per share of Common Stock received by the Corporation's stockholders in such acquisition.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024



ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall not be exercisable for any Option Shares unless a Triggering Event has occurred by the third anniversary of the Vesting

Commencement Date. If a Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, the Option shall become exercisable for all of the Option Shares.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Notwithstanding anything herein to the contrary, if a Triggering Event has not occurred by the third anniversary of the Vesting Commencement Date, the option shall immediately terminate and cease to be outstanding.

                      (ii) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service by reason of Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iv) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability, or (d) Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (v) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (vi) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option to the extent this Option is otherwise exercisable at the time of such death. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vii) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (viii) Upon the expiration of the applicable exercise
                             period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION

                      (a) Immediately following a Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    through a special sale and remittance
               procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares.

                      (c) In no event may this option be exercised for any fractional shares.

               10. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


               I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _______,
_______.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


____________________, _______
Date


                                             ___________________________________
                                             Optionee

                                             Address: __________________________

                                             ___________________________________

Print name in exact manner it is to
appear on the stock certificate:             ___________________________________

Address to which certificate is to
be sent, if different from address
above:                                       ___________________________________


                                             ___________________________________


Social Security Number:                      ___________________________________

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A.     AGREEMENT shall mean this Stock Option Agreement.

               B.     BOARD shall mean the Corporation's Board of Directors.

               C. CODE shall mean the Internal Revenue Code of 1986, as amended.

               D.     COMMON STOCK shall mean the Corporation's common stock.

               E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               G. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               H. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit I.

               T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               AA.    TRIGGERING EVENT shall have the meaning given such term in the Grant Notice.

                                    EXHIBIT B

                        PROSPECTUS FOR STOCK OPTION GRANT

                               ARTISTDIRECT, INC.

                     ---------------------------------------

                                   PROSPECTUS

                                       FOR

                           SPECIAL STOCK OPTION GRANT

                             MR. FREDERICK W. FIELD

                     ---------------------------------------


                                     The date of this Prospectus is May 31, 2001

                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

INFORMATION ON STOCK OPTION GRANT....................................1
         Introduction................................................1
         Exercise Price..............................................1
         Changes in Capitalization...................................1
         Exercise and Vesting of Option..............................1
         Early Termination of Option.................................3
         Corporate Transaction.......................................4
         Transferability of Common Stock.............................4
         Limitations on Transactions Involving Common Stock..........5
         Stockholder Rights and Option Assignability.................5
         Amendment/Termination.......................................5
         Compliance with Applicable Laws.............................5
         Miscellaneous...............................................5

RESTRICTIONS ON RESALE...............................................6
         Section 16..................................................6
         Reporting Requirements......................................6
         Rule 144....................................................7

FEDERAL TAX CONSEQUENCES.............................................7

CORPORATION INFORMATION AND ANNUAL INFORMATION.......................9

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                                   INFORMATION
                                       ON
                               STOCK OPTION GRANT

     ARTISTdirect, Inc., a corporation organized and existing under the laws of the State of Delaware ("the Corporation"), is offering shares of its common stock to Mr. Frederick W. Field pursuant to a special stock option grant (the "Special Level One Option") made to him on May 31, 2001 to induce him to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

INTRODUCTION

     The Special Level One Option granted to Mr. Field was authorized by the Corporation's Board of Directors (the "Board") and provides him with the right to purchase up to 755,880 shares of the Corporation's common stock (the "Common Stock"). The grant is intended to provide Mr. Field with a meaningful incentive to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

     The Special Level One Option is a nonstatutory stock option ("Nonstatutory Option") not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The federal income tax consequences applicable to such a Nonstatutory Option are summarized in the section below entitled "Federal Tax Consequences."

     Upon exercise of the Special Level One Option, Mr. Field will receive shares of Common Stock made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

     Unless the context indicates otherwise, all references to the Corporation in this document include ARTISTdirect, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.

EXERCISE PRICE

     The exercise price per share of Common Stock subject to the Special Level One Option is $0.75. The fair market value per share of Common Stock on the May 31, 2001 grant date was $0.64 per share, based on the last reported sale price on The Nasdaq National Market.

CHANGES IN CAPITALIZATION

     Should any change be made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to the number and/or class of securities and price per share in effect under the Special Level One Option in order to preclude the dilution or enlargement of his rights and benefits thereunder.

EXERCISE AND VESTING OF OPTION

     The Special Level One Option will not be exercisable unless one of the following events occurs prior to the third anniversary of the Vesting Commencement Date set forth in the Notice of Grant pertaining to the Special Level One Option, in which event Mr. Field will acquire a vested interest in, and the Special Level One Option will become fully exercisable with respect to, all of the option shares: (i) the 30-day average closing sale price of the Corporation's common stock or the consideration paid per share in an acquisition of the Corporation reaches a minimum of $3.50 per share (subject to adjustment for stock splits and the like); (ii) the Corporation's common stock is re-listed on The Nasdaq National Market following a de-listing; (iii) a Corporate Transaction occurs; or (iv) Mr. Field's service with the Corporation ceases pursuant to an Involuntary Termination (each a "Level One Triggering Event"). If no Level One Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Special Level One Option will terminate and no option shares will vest or become exercisable.

     The Special Level One Option may be exercised, for any or all shares for which the option is at the time exercisable, upon delivery of a completed Notice of Exercise (which is attached to Mr. Field's Stock Option Agreement) to the Corporation's Chief Financial Officer at the Corporation's principal offices. The Notice of Exercise must specify the number of shares to be purchased under the option and must also be accompanied by payment of the applicable exercise price and appropriate proof that the person exercising such option (if other than Mr. Field) has the right to effect such exercise. The option will be deemed to be exercised at the time of the Corporation's receipt of such notice and payment.

     The exercise price is payable immediately upon exercise of the option and may be paid in cash or check payable to the Corporation or in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings (generally a six (6)-month period) and valued at Fair Market Value on the exercise date.

          For valuation purposes, the FAIR MARKET VALUE of the Common Stock will be determined as follows:

          (i) If the Common Stock is at the time traded on The Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on The Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist; or

          (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Corporation's Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     Cashless exercises are also permitted. To use this procedure, Mr. Field must provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under the option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, Mr. Field must also direct the Corporation to deliver the certificate for the purchased shares directly to the brokerage firm in order to complete the sale transaction.

     The Special Level One Option will have a maximum term of seven (7) years measured from the May 31, 2001 grant date, subject to earlier termination if no Level One Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, or upon Mr. Field's cessation of service.

EARLY TERMINATION OF OPTION

     Upon his cessation of service for any reason other than death, Permanent Disability, Cause, an Involuntary Termination or Justification, Mr. Field will have a ninety (90) day period during which to exercise the Special Level One Option, to the extent that the option is otherwise exercisable as of the date his employment ends. In no event, however, may the Special Level One Option be exercised after the May 30, 2008 expiration date of the option term.

     The Special Level One Option will immediately terminate if Mr. Field's employment is terminated for Cause (as defined in the employment agreement dated as of May 31, 2001 between the Corporation and Mr. Field (the "Employment Agreement")), or if no Level One Triggering Event has occurred by the third anniversary of the Vesting Commencement Date.

     Should Mr. Field die while holding the Special Level One Option, the personal representative of his estate or the person or persons to whom the option is transferred by the provisions of his will or the laws of inheritance following his death may exercise the option, to the extent that the option is otherwise exercisable at the time of his death. The right to exercise the option will lapse upon the earlier of (i) the May 30, 2008 expiration date of the option term or (ii) the expiration of the twelve (12) month period measured from the date of Mr. Field's death.

     If Mr. Field ceases service with the Corporation as a result of an Involuntary Termination or a Permanent Disability, then he will have until the later of (i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Level One Option, to the extent that the option is otherwise exercisable as of the date of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

          For purposes of the Special Level One Option, Mr. Field will be deemed to have a PERMANENT DISABILITY if he is unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. If a Permanent Disability prevents Mr. Field from personally exercising the Special Level One Option, it may be exercised by Mr. Field's personal authorized representative to the same extent that he could otherwise exercise the Special Level One Option himself.

          For purposes of the Special Level One Option, an INVOLUNTARY TERMINATION will be deemed to occur upon the termination of Mr. Field's employment with the Corporation by reason of:

          (i) his involuntary dismissal or discharge by the Corporation for reasons other than (x) for Cause (as defined in his Employment Agreement) or (y) by reason of death or having a Permanent Disability, or

          (ii) his resignation for Good Reason (as defined in his Employment Agreement).

     If Mr. Field ceases service with the Corporation by reason of JUSTIFICATION (as defined in his Employment Agreement), then he will have until the earlier of
(i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Level One Option, to the extent that the option is otherwise exercisable as of the date of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

     For purposes of the Special Level One Option, Mr. Field will be deemed to continue in service for so long as he renders services to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee Board member or (iii) independent consultant.

CORPORATE TRANSACTION

     In the event of a Corporate Transaction prior to the third anniversary of the Vesting Commencement Date, Mr. Field will acquire a vested interest in, and the Special Level One Option will become fully exercisable with respect to, all of the option shares immediately prior to the effective date of the Corporate Transaction. The Corporation is required to provide Mr. Field with a minimum of ten days prior written notice of any Corporate Transaction.

     Upon the consummation of such Corporate Transaction, the Special Level One Option will terminate and cease to be outstanding, except to the extent assumed by the successor corporation. If the Special Level One Option is assumed in connection with a Corporate Transaction, then the option will be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Mr. Field in consummation of such Corporate Transaction had the Special Level One Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price is required to remain the same.

          For purposes of the Special Level One Option, a CORPORATE TRANSACTION will be deemed to occur upon:

          (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

     The Special Level One Option will not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

TRANSFERABILITY OF COMMON STOCK

     The shares of Common Stock issuable upon exercise of the Special Level One Option are considered restricted securities under the securities laws and therefore are subject to certain transfer restrictions. These restrictions are discussed in the section entitled "Restrictions on Resale" at the end of this document. However, the Corporation has agreed to use all reasonable efforts to register Mr. Field's option shares on a Form S-8 with the Securities and Exchange Commission (the "SEC") (and under any state securities laws as reasonably requested by Mr. Field), and to keep such registration statement on Form S-8 effective until all of the options granted to him have been exercised in full or have expired. Under an effective registration statement, the vested shares of Common Stock may be freely transferred by Mr. Field, subject only to the restriction discussed below in the section entitled "Limitations on Transactions Involving Common Stock" and the Rule 144 restrictions discussed in the section entitled "Restrictions on Resale" at the end of this document.

LIMITATIONS ON TRANSACTIONS INVOLVING COMMON STOCK

     Prior to the one-year anniversary of the commencement of his employment with the Corporation, Mr. Field may not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock purchased pursuant to the Special Level One Option, unless he first obtains the written consent of the Corporation's Board.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

     Mr. Field is not to have any stockholder rights with respect to the option shares until he has exercised the Special Level One Option, paid the exercise price for the purchased shares, and become a holder of record of the purchased shares. The Special Level One Option may be assigned in whole or in part by Mr. Field during his lifetime, but only to the extent such assignment is, in connection with his estate plan, made to one or more members of his immediate family or to a trust established exclusively for such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.

AMENDMENT/TERMINATION

     No amendment or modification which affects Mr. Field's rights and obligations under the Special Level One Option may be made without his consent.

COMPLIANCE WITH APPLICABLE LAWS

     The issuance of the shares of Common Stock purchasable under the Special Level One Option is subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over those shares. It is possible that the Corporation could be prevented from issuing shares of Common Stock under the Special Level One Option in the event one or more required approvals or permits were not obtained.

MISCELLANEOUS

     The Special Level One Option will not adversely affect or otherwise impair the right of the Corporation to terminate Mr. Field's employment with the Corporation in accordance with the provisions of any applicable employment agreement or law. In addition, the Special Level One Option will not limit the authority of the Corporation to grant additional options pursuant to any other equity incentive arrangements of the Corporation, or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, company or other business entity.

     A corporation will be treated as the parent corporation of ARTISTdirect, Inc. if such corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of ARTISTdirect's outstanding securities.

     A corporation will be deemed to be a subsidiary of ARTISTdirect, Inc. if ARTISTdirect owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

     The Special Level One Option is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.

                             RESTRICTIONS ON RESALE

     Executive officers such as Mr. Field who receive option grants such as the Special Level One Option will be subject to certain restrictions under the federal securities laws with respect to their option transactions. These restrictions may be summarized as follows:

SECTION 16

     Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, Board member or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

     The SEC has issued a series of rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider with respect to equity incentives such as stock options. The application of the rules to the Special Level One Option may be summarized as follows.

     Option Grant. The receipt of the Special Level One Option will not be treated as a "purchase" of the underlying option shares for short-swing liability purposes.

     Option Exercise. The exercise of the option will be an exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

     Delivery of Shares. The delivery of shares of Common Stock in payment of the exercise price will be an exempt transaction for short-swing liability purposes.

     Stock Withholding. The withholding of a portion of the shares of Common Stock otherwise issuable to Mr. Fields by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of the Special Level One Option will be an exempt transaction for short-swing liability purposes if such withholding is approved by the entire Board, either at the time of the option exercise or at any earlier time. The delivery of shares of Common Stock out of Mr. Field's existing investment portfolio in satisfaction of the applicable tax withholding liability will be an exempt transaction for short-swing liability purposes if approved by the entire Board.

     Sale of Shares. The sale of shares acquired under the Special Level One Option will be treated as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g., open-market purchases) made within six (6) months before or after the date of such sale.

REPORTING REQUIREMENTS

     The receipt of the Special Level One Option must be reported by Mr. Field on the annual Form 5 required to be filed by the such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such option is granted but may be reported on any earlier-filed Form 4. However, the receipt of an option grant must in all events be reported on or before the due date for the Form 4 in which the exercise of that option must be reported.

     The exercise of the Special Level One Option must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4.

     The sale of Common Stock must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which the sale is effected.

RULE 144

     In general, persons such as Mr. Field having power to manage and direct the policies of the Corporation, or their relatives and trusts, estates, corporations or other entities controlled by any of those persons may be deemed to be affiliates of the Corporation. Affiliates of the Corporation are obligated to resell their shares of Common Stock in compliance with SEC Rule 144. This rule requires such sales to be effected in "brokers' transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of such sale. In addition, the rule requires that the Corporation must have filed all reports required to be filed under the periodic reporting requirements of the 1934 Act during the 12 months preceding the sale. Lastly, the rule limits the number of shares which may be sold in any three (3)-month period to the greater of (i) one percent (1%) of the outstanding shares of Common Stock or
(ii) the average weekly reported volume of trading in such shares on all securities exchanges during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, assuming that the shares of Common Stock acquired by Mr. Field under the Special Level One Option are registered on a Form S-8 with the SEC, there will be no holding period requirements of Rule 144 applicable to any such shares.

                            FEDERAL TAX CONSEQUENCES

     The following is a general description of the federal income tax consequences of the Nonstatutory Option granted to Mr. Field. However, Mr. Field should consult with his own tax advisor with respect to the actual tax treatment of the Special Level One Option.

     Option Grant. No taxable income is recognized upon receipt of the Special Level One Option.

     Option Exercise. If Mr. Field exercises the Special Level One Option, he will recognize ordinary income in the year in which he exercises in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on Mr. Field's Form W-2 wage statement for the year of exercise, and the Corporation will have to collect all the applicable withholding taxes with respect to such income.

     Sale or Other Disposition of Shares. Upon the sale or other taxable disposition of the shares of Common Stock purchased under the Special Level One Option, Mr. Field will recognize capital gain equal to the excess of (i) the amount realized upon such sale over (ii) the fair market value of the shares at the time Mr. Field recognized the ordinary income with respect to their acquisition. A capital loss will result if the amount realized upon the sale is less than such fair market value.

     The gain or loss will be long-term if the shares are held for more than one
(1) year prior to such sale or disposition. Mr. Field's holding period will start at the time the Special Level One Option is exercised.

     Delivery of Shares. If Mr. Field pays the exercise price with shares of Common Stock, then he will not recognize any taxable income to the extent that the number of shares of Common Stock received upon the exercise of the option equals the number of shares of Common Stock delivered in payment of the exercise price. For federal income tax purposes, these newly-acquired shares will have the same basis and holding period as the delivered shares. The additional shares of Common Stock received upon the exercise of the option will have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. The shares will have a tax basis equal to such fair market value, and their holding period will be measured from the exercise date.

     Employer Deduction. Generally, the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by Mr. Field in connection with the exercise of the Special Level One Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which the ordinary income is recognized by Mr. Field. Due to the limitations imposed by Code Section 162(m), the Corporation will not be allowed to deduct compensation (including the income that is recognized by reason of the exercise of the

Special Level One Option) paid to Mr. Field in excess of $1,000,000 unless Mr. Field is not a "covered employee" (as defined in Code Section 162(m)) at the end of the year in which the exercise occurs.

     Change in Control. If there is a change in control of the Corporation (e.g., as the result of a merger of the Corporation with another corporation), and, as a result, the Special Level One Option becomes exercisable, this acceleration is generally treated as a "parachute payment" for federal income tax purposes. If the present value of all of Mr. Field's parachute payments equals three times his average compensation for each of the past five years, he will be subject to a 20% excise tax on the amount of the parachute payments he receives in excess of his average annual compensation ("Excess Parachute Payment"). In addition, the Corporation cannot deduct that Excess Parachute Payment.

     Federal Tax Rates. Effective for the 2001 calendar year, ordinary income in excess of $297,300 ($148,650 for a married taxpayer filing a separate return) will be subject to the maximum federal income tax rate of 39.1%. The applicable $297,300 or $148,650 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.1%.

     Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gain is subject to a maximum federal income tax rate of 20%, provided the capital asset is held for more than one (1) year prior to sale or other taxable disposition.

     Beginning with the 2001 calendar year, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is below 28% will be subject to tax at a rate of 8%.

     Beginning in 2006, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is 28% or more will be taxed at a rate of 18%, provided the holding period for such property begins after December 31, 2000.

     For the tax year ending December 31, 2001, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $132,950 ($66,475 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $132,950 or $66,475 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 2001 are $199,450 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $166,200 for heads of households, $132,950 for single taxpayers and $99,725 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500 (or $61,250 for a married taxpayer filing a separate return). The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has lowered the Federal tax rates which were in effect for the 2000 taxable year as follows:

                                                   THE CORRESPONDING PERCENTAGES SHALL BE
                                                 SUBSTITUTED FOR THE FOLLOWING PERCENTAGES:
 IN THE CASE OF TAXABLE YEARS               -----------------------------------------------------
BEGINNING DURING CALENDAR YEAR:             28.0%          31.0%            36.0%           39.6%
-------------------------------             -----          -----            -----           -----

2001.................................       27.5%          30.5%            35.5%           39.1%

2002 and 2003........................       27.0%          30.0%            35.0%           38.6%

2004 and 2005........................       26.0%          29.0%            34.0%           37.6%

2006 and thereafter..................       25.0%          28.0%            33.0%           35.0%

                 CORPORATION INFORMATION AND ANNUAL INFORMATION

     ARTISTdirect, Inc. is a Delaware corporation which maintains its principal executive offices at 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036. The telephone number at the executive offices is (323) 634-4000. Further information concerning the Special Level One Option grant made to Mr. Field may be obtained from the Corporation at this address or telephone number.

     A copy of the Corporation's Annual Report to Stockholders for the current fiscal year will be furnished to Mr. Field, and additional copies will be furnished, without charge, upon written or oral request to the Corporate Secretary, ARTISTdirect, Inc., 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036, or upon telephoning the Corporation at (323) 634-4000. In addition, Mr. Field may obtain without charge, upon written or oral request to the Corporation's Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents:

     (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC on April 2, 2001, and further amended on Form 10-K/A filed with the SEC on April 30, 2001;

     (b) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 filed with the SEC on August 14, 2001;

     (c) The Corporation's Definitive Proxy Statement filed with the SEC on June 11, 2001, pursuant to Section 14(a) of the 1934 Act;

     (d) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 filed with the SEC on May 15, 2001; and

     (e) The Corporation's Registration Statement No. 000-30063 on Form 8-A12G filed with the SEC on March 22, 2000, pursuant to Section 12(b) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

     The Corporation will also deliver to Mr. Field a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.

                                    EXHIBIT 3

                Option to Acquire 665,220 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commence Service as
                                          CEO of the Corporation

               Exercise Price: $0.75 per share

               Number of Option Shares: 665,220 shares

               Expiration Date: May 30, 2008

               Type of Option: Non-Statutory Stock Option

               Exercise Schedule: The Option shall not be exercisable and the Option Shares shall not be vested until a Triggering Event (as defined below) has occurred. If no Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Option Shares shall remain unvested and unexercisable and the Option shall terminate. If a Triggering Event occurs by the third anniversary of the Vesting Commencement Date, however, Optionee shall acquire a vested interest in, and the Option shall become exercisable with respect to, all of the Option Shares.

               For purposes of this Option, "Triggering Event" shall be deemed to occur upon the first to occur of (w) the "Average Closing Price" (as defined below) equals or exceeds $7.00 (subject to adjustment for stock splits and the like), (x) the shares of the Corporation's Common Stock are re-listed on the Nasdaq National Market following a de-listing, (y) a Corporate Transaction occurs, or (z) upon an Involuntary Termination (as defined in the Option Agreement) of Optionee's Service. "Average Closing Price," for purposes of this Option, shall mean (i) the average closing price reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) for shares of the Corporation's Common Stock for any thirty (30) consecutive trading days during the first three years measured from the Vesting Commencement Date or (ii), if the Corporation is acquired by another entity, the consideration per share of Common Stock received by the Corporation's stockholders in such acquisition.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:  MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024


ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall not be exercisable for any Option Shares unless a Triggering Event has occurred by the third anniversary of the Vesting

Commencement Date. If a Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, the Option shall become exercisable for all of the Option Shares.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Notwithstanding anything herein to the contrary, if a Triggering Event has not occurred by the third anniversary of the Vesting Commencement Date, the option shall immediately terminate and cease to be outstanding.

                      (ii) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service by reason of Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iv) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability, or (d) Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (v) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (vi) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option to the extent this Option is otherwise exercisable at the time of such death. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vii) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (viii) Upon the expiration of the applicable exercise
                             period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION

                      (a) Immediately following a Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    through a special sale and remittance
               procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares.

                      (c) In no event may this option be exercised for any fractional shares.

               10. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


               I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _______,
_______.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


____________________, _______
Date


                                             ___________________________________
                                             Optionee

                                             Address: __________________________

                                             ___________________________________

Print name in exact manner it is to
appear on the stock certificate:             ___________________________________

Address to which certificate is to
be sent, if different from address
above:                                       ___________________________________


                                             ___________________________________


Social Security Number:                      ___________________________________

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A.     AGREEMENT shall mean this Stock Option Agreement.

               B.     BOARD shall mean the Corporation's Board of Directors.

               C. CODE shall mean the Internal Revenue Code of 1986, as amended.

               D.     COMMON STOCK shall mean the Corporation's common stock.

               E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               G. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               H. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit I.

               T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               AA.    TRIGGERING EVENT shall have the meaning given such term in the Grant Notice.

                                    EXHIBIT B

                        PROSPECTUS FOR STOCK OPTION GRANT

                               ARTISTDIRECT, INC.

                     ---------------------------------------

                                   PROSPECTUS

                                       FOR

                           SPECIAL STOCK OPTION GRANT

                             MR. FREDERICK W. FIELD

                     ---------------------------------------

                                     The date of this Prospectus is May 31, 2001

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

INFORMATION ON STOCK OPTION GRANT...........................................1
         Introduction.......................................................1
         Exercise Price.....................................................1
         Changes in Capitalization..........................................1
         Exercise and Vesting of Option.....................................1
         Early Termination of Option........................................3
         Corporate Transaction..............................................4
         Transferability of Common Stock....................................4
         Limitations on Transactions Involving Common Stock.................5
         Stockholder Rights and Option Assignability........................5
         Amendment/Termination..............................................5
         Compliance with Applicable Laws....................................5
         Miscellaneous......................................................5

RESTRICTIONS ON RESALE......................................................6
         Section 16.........................................................6
         Reporting Requirements.............................................6
         Rule 144...........................................................7

FEDERAL TAX CONSEQUENCES....................................................7

CORPORATION INFORMATION AND ANNUAL INFORMATION..............................9

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                                  INFORMATION
                                       ON
                               STOCK OPTION GRANT

     ARTISTdirect, Inc., a corporation organized and existing under the laws of the State of Delaware ("the Corporation"), is offering shares of its common stock to Mr. Frederick W. Field pursuant to a special stock option grant (the "Special Level Two Option") made to him on May 31, 2001 to induce him to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

INTRODUCTION

     The Special Level Two Option granted to Mr. Field was authorized by the Corporation's Board of Directors (the "Board") and provides him with the right to purchase up to 665,220 shares of the Corporation's common stock (the "Common Stock"). The grant is intended to provide Mr. Field with a meaningful incentive to serve as the Corporation's Chief Executive Officer and Chairman of the Board.

     The Special Level Two Option is a nonstatutory stock option ("Nonstatutory Option") not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The federal income tax consequences applicable to such a Nonstatutory Option are summarized in the section below entitled "Federal Tax Consequences."

     Upon exercise of the Special Level Two Option, Mr. Field will receive shares of Common Stock made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

     Unless the context indicates otherwise, all references to the Corporation in this document include ARTISTdirect, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.

EXERCISE PRICE

     The exercise price per share of Common Stock subject to the Special Level Two Option is $0.75. The fair market value per share of Common Stock on the May 31, 2001 grant date was $0.64 per share, based on the last reported sale price on The Nasdaq National Market.

CHANGES IN CAPITALIZATION

     Should any change be made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to the number and/or class of securities and price per share in effect under the Special Level Two Option in order to preclude the dilution or enlargement of his rights and benefits thereunder.

EXERCISE AND VESTING OF OPTION

     The Special Level Two Option will not be exercisable unless one of the following events occurs prior to the third anniversary of the Vesting Commencement Date set forth in the Notice of Grant pertaining to the Special Level Two Option, in which event Mr. Field will acquire a vested interest in, and the Special Level Two Option will become fully exercisable with respect to, all of the option shares: (i) the 30-day average closing sale price of the Corporation's common stock or the consideration paid per share in an acquisition of the Corporation reaches a minimum of $7.00 per share (subject to adjustment for stock splits and the like); (ii) the Corporation's common stock is re-listed on The Nasdaq National Market following a de-listing; (iii) a Corporate Transaction occurs; or (iv) Mr. Field's service with the Corporation ceases pursuant to an Involuntary Termination (each a "Level Two Triggering Event"). If no Level Two Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Special Level Two Option will terminate and no option shares will vest or become exercisable.

     The Special Level Two Option may be exercised, for any or all shares for which the option is at the time exercisable, upon delivery of a completed Notice of Exercise (which is attached to Mr. Field's Stock Option Agreement) to the Corporation's Chief Financial Officer at the Corporation's principal offices. The Notice of Exercise must specify the number of shares to be purchased under the option and must also be accompanied by payment of the applicable exercise price and appropriate proof that the person exercising such option (if other than Mr. Field) has the right to effect such exercise. The option will be deemed to be exercised at the time of the Corporation's receipt of such notice and payment.

     The exercise price is payable immediately upon exercise of the option and may be paid in cash or check payable to the Corporation or in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings (generally a six (6)-month period) and valued at Fair Market Value on the exercise date.

          For valuation purposes, the FAIR MARKET VALUE of the Common Stock will be determined as follows:

          (i) If the Common Stock is at the time traded on The Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on The Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist; or

          (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Corporation's Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     Cashless exercises are also permitted. To use this procedure, Mr. Field must provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under the option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, Mr. Field must also direct the Corporation to deliver the certificate for the purchased shares directly to the brokerage firm in order to complete the sale transaction.

     The Special Level Two Option will have a maximum term of seven (7) years measured from the May 31, 2001 grant date, subject to earlier termination if no Level Two Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, or upon Mr. Field's cessation of service.

EARLY TERMINATION OF OPTION

     Upon his cessation of service for any reason other than death, Permanent Disability, Cause, an Involuntary Termination or Justification, Mr. Field will have a ninety (90) day period during which to exercise the Special Level Two Option, to the extent that the option is otherwise exercisable as of the date his employment ends. In no event, however, may the Special Level Two Option be exercised after the May 30, 2008 expiration date of the option term.

     The Special Level Two Option will immediately terminate if Mr. Field's employment is terminated for Cause (as defined in the employment agreement dated as of May 31, 2001 between the Corporation and Mr. Field (the "Employment Agreement")), or if no Level Two Triggering Event has occurred by the third anniversary of the Vesting Commencement Date.

     Should Mr. Field die while holding the Special Level Two Option, the personal representative of his estate or the person or persons to whom the option is transferred by the provisions of his will or the laws of inheritance following his death may exercise the option, to the extent that the option is otherwise exercisable at the time of his death. The right to exercise the option will lapse upon the earlier of (i) the May 30, 2008 expiration date of the option term or (ii) the expiration of the twelve (12) month period measured from the date of Mr. Field's death.

     If Mr. Field ceases service with the Corporation as a result of an Involuntary Termination or a Permanent Disability, then he will have until the later of (i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Level Two Option, to the extent that the option is otherwise exercisable as of the date of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

          For purposes of the Special Level Two Option, Mr. Field will be deemed to have a PERMANENT DISABILITY if he is unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. If a Permanent Disability prevents Mr. Field from personally exercising the Special Level Two Option, it may be exercised by Mr. Field's personal authorized representative to the same extent that he could otherwise exercise the Special Level Two Option himself.

          For purposes of the Special Level Two Option, an INVOLUNTARY TERMINATION will be deemed to occur upon the termination of Mr. Field's employment with the Corporation by reason of:

          (i) his involuntary dismissal or discharge by the Corporation for reasons other than (x) for Cause (as defined in his Employment Agreement) or (y) by reason of death or having a Permanent Disability, or

          (ii) his resignation for Good Reason (as defined in his Employment Agreement).

     If Mr. Field ceases service with the Corporation by reason of JUSTIFICATION (as defined in his Employment Agreement), then he will have until the earlier of
(i) the expiration of the twelve (12) month period measured from his termination date or (ii) the expiration of his initial five (5) year employment term as set forth in his Employment Agreement, to exercise the Special Level Two Option, to the extent that the option is otherwise exercisable as of the date of such cessation of service with the Corporation. In no event, however, may the option be exercised after the May 30, 2008 expiration date of the option term.

     For purposes of the Special Level Two Option, Mr. Field will be deemed to continue in service for so long as he renders services to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee Board member or (iii) independent consultant.

CORPORATE TRANSACTION

     In the event of a Corporate Transaction prior to the third anniversary of the Vesting Commencement Date, Mr. Field will acquire a vested interest in, and the Special Level Two Option will become fully exercisable with respect to, all of the option shares immediately prior to the effective date of the Corporate Transaction. The Corporation is required to provide Mr. Field with a minimum of ten days prior written notice of any Corporate Transaction.

     Upon the consummation of such Corporate Transaction, the Special Level Two Option will terminate and cease to be outstanding, except to the extent assumed by the successor corporation. If the Special Level Two Option is assumed in connection with a Corporate Transaction, then the option will be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Mr. Field in consummation of such Corporate Transaction had the Special Level Two Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price is required to remain the same.

          For purposes of the Special Level Two Option, a CORPORATE TRANSACTION will be deemed to occur upon:

          (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

     The Special Level Two Option will not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

TRANSFERABILITY OF COMMON STOCK

     The shares of Common Stock issuable upon exercise of the Special Level Two Option are considered restricted securities under the securities laws and therefore are subject to certain transfer restrictions. These restrictions are discussed in the section entitled "Restrictions on Resale" at the end of this document. However, the Corporation has agreed to use all reasonable efforts to register Mr. Field's option shares on a Form S-8 with the Securities and Exchange Commission (the "SEC") (and under any state securities laws as reasonably requested by Mr. Field), and to keep such registration statement on Form S-8 effective until all of the options granted to him have been exercised in full or have expired. Under an effective registration statement, the vested shares of Common Stock may be freely transferred by Mr. Field, subject only to the restriction discussed below in the section entitled "Limitations on Transactions Involving Common Stock" and the Rule 144 restrictions discussed in the section entitled "Restrictions on Resale" at the end of this document.

LIMITATIONS ON TRANSACTIONS INVOLVING COMMON STOCK

     Prior to the one-year anniversary of the commencement of his employment with the Corporation, Mr. Field may not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock purchased pursuant to the Special Level Two Option, unless he first obtains the written consent of the Corporation's Board.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

     Mr. Field is not to have any stockholder rights with respect to the option shares until he has exercised the Special Level Two Option, paid the exercise price for the purchased shares, and become a holder of record of the purchased shares. The Special Level Two Option may be assigned in whole or in part by Mr. Field during his lifetime, but only to the extent such assignment is, in connection with his estate plan, made to one or more members of his immediate family or to a trust established exclusively for such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.

AMENDMENT/TERMINATION

     No amendment or modification which affects Mr. Field's rights and obligations under the Special Level Two Option may be made without his consent.

COMPLIANCE WITH APPLICABLE LAWS

     The issuance of the shares of Common Stock purchasable under the Special Level Two Option is subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over those shares. It is possible that the Corporation could be prevented from issuing shares of Common Stock under the Special Level Two Option in the event one or more required approvals or permits were not obtained.

MISCELLANEOUS

     The Special Level Two Option will not adversely affect or otherwise impair the right of the Corporation to terminate Mr. Field's employment with the Corporation in accordance with the provisions of any applicable employment agreement or law. In addition, the Special Level Two Option will not limit the authority of the Corporation to grant additional options pursuant to any other equity incentive arrangements of the Corporation, or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, company or other business entity.

     A corporation will be treated as the parent corporation of ARTISTdirect, Inc. if such corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of ARTISTdirect's outstanding securities.

     A corporation will be deemed to be a subsidiary of ARTISTdirect, Inc. if ARTISTdirect owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

     The Special Level Two Option is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.

                             RESTRICTIONS ON RESALE

     Executive officers such as Mr. Field who receive option grants such as the Special Level Two Option will be subject to certain restrictions under the federal securities laws with respect to their option transactions. These restrictions may be summarized as follows:

SECTION 16

     Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, Board member or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

     The SEC has issued a series of rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider with respect to equity incentives such as stock options. The application of the rules to the Special Level Two Option may be summarized as follows.

     Option Grant. The receipt of the Special Level Two Option will not be treated as a "purchase" of the underlying option shares for short-swing liability purposes.

     Option Exercise. The exercise of the option will be an exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

     Delivery of Shares. The delivery of shares of Common Stock in payment of the exercise price will be an exempt transaction for short-swing liability purposes.

     Stock Withholding. The withholding of a portion of the shares of Common Stock otherwise issuable to Mr. Fields by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of the Special Level Two Option will be an exempt transaction for short-swing liability purposes if such withholding is approved by the entire Board, either at the time of the option exercise or at any earlier time. The delivery of shares of Common Stock out of Mr. Field's existing investment portfolio in satisfaction of the applicable tax withholding liability will be an exempt transaction for short-swing liability purposes if approved by the entire Board.

     Sale of Shares. The sale of shares acquired under the Special Level Two Option will be treated as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g., open-market purchases) made within six (6) months before or after the date of such sale.

REPORTING REQUIREMENTS

     The receipt of the Special Level Two Option must be reported by Mr. Field on the annual Form 5 required to be filed by the such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such option is granted but may be reported on any earlier-filed Form 4. However, the receipt of an option grant must in all events be reported on or before the due date for the Form 4 in which the exercise of that option must be reported.

     The exercise of the Special Level Two Option must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4.

     The sale of Common Stock must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which the sale is effected.

RULE 144

     In general, persons such as Mr. Field having power to manage and direct the policies of the Corporation, or their relatives and trusts, estates, corporations or other entities controlled by any of those persons may be deemed to be affiliates of the Corporation. Affiliates of the Corporation are obligated to resell their shares of Common Stock in compliance with SEC Rule 144. This rule requires such sales to be effected in "brokers' transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of such sale. In addition, the rule requires that the Corporation must have filed all reports required to be filed under the periodic reporting requirements of the 1934 Act during the 12 months preceding the sale. Lastly, the rule limits the number of shares which may be sold in any three (3)-month period to the greater of (i) one percent (1%) of the outstanding shares of Common Stock or
(ii) the average weekly reported volume of trading in such shares on all securities exchanges during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, assuming that the shares of Common Stock acquired by Mr. Field under the Special Level Two Option are registered on a Form S-8 with the SEC, there will be no holding period requirements of Rule 144 applicable to any such shares.

                            FEDERAL TAX CONSEQUENCES

     The following is a general description of the federal income tax consequences of the Nonstatutory Option granted to Mr. Field. However, Mr. Field should consult with his own tax advisor with respect to the actual tax treatment of the Special Level Two Option.

     Option Grant. No taxable income is recognized upon receipt of the Special Level Two Option.

     Option Exercise. If Mr. Field exercises the Special Level Two Option, he will recognize ordinary income in the year in which he exercises in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on Mr. Field's Form W-2 wage statement for the year of exercise, and the Corporation will have to collect all the applicable withholding taxes with respect to such income.

     Sale or Other Disposition of Shares. Upon the sale or other taxable disposition of the shares of Common Stock purchased under the Special Level Two Option, Mr. Field will recognize capital gain equal to the excess of (i) the amount realized upon such sale over (ii) the fair market value of the shares at the time Mr. Field recognized the ordinary income with respect to their acquisition. A capital loss will result if the amount realized upon the sale is less than such fair market value.

     The gain or loss will be long-term if the shares are held for more than one
(1) year prior to such sale or disposition. Mr. Field's holding period will start at the time the Special Level Two Option is exercised.

     Delivery of Shares. If Mr. Field pays the exercise price with shares of Common Stock, then he will not recognize any taxable income to the extent that the number of shares of Common Stock received upon the exercise of the option equals the number of shares of Common Stock delivered in payment of the exercise price. For federal income tax purposes, these newly-acquired shares will have the same basis and holding period as the delivered shares. The additional shares of Common Stock received upon the exercise of the option will have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. The shares will have a tax basis equal to such fair market value, and their holding period will be measured from the exercise date.

     Employer Deduction. Generally, the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by Mr. Field in connection with the exercise of the Special Level Two Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which the ordinary income is recognized by Mr. Field. Due to the limitations imposed by Code Section 162(m), the Corporation will not be allowed to deduct compensation (including the income that is recognized by reason of the exercise of the

Special Level Two Option) paid to Mr. Field in excess of $1,000,000 unless Mr. Field is not a "covered employee" (as defined in Code Section 162(m)) at the end of the year in which the exercise occurs.

     Change in Control. If there is a change in control of the Corporation (e.g., as the result of a merger of the Corporation with another corporation), and, as a result, the Special Level Two Option becomes exercisable, this acceleration is generally treated as a "parachute payment" for federal income tax purposes. If the present value of all of Mr. Field's parachute payments equals three times his average compensation for each of the past five years, he will be subject to a 20% excise tax on the amount of the parachute payments he receives in excess of his average annual compensation ("Excess Parachute Payment"). In addition, the Corporation cannot deduct that Excess Parachute Payment.

     Federal Tax Rates. Effective for the 2001 calendar year, ordinary income in excess of $297,300 ($148,650 for a married taxpayer filing a separate return) will be subject to the maximum federal income tax rate of 39.1%. The applicable $297,300 or $148,650 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.1%.

     Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gain is subject to a maximum federal income tax rate of 20%, provided the capital asset is held for more than one (1) year prior to sale or other taxable disposition.

     Beginning with the 2001 calendar year, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is below 28% will be subject to tax at a rate of 8%.

     Beginning in 2006, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals whose tax rate on ordinary income for the year of such sale or disposition is 28% or more will be taxed at a rate of 18%, provided the holding period for such property begins after December 31, 2000.

     For the tax year ending December 31, 2001, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $132,950 ($66,475 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $132,950 or $66,475 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 2001 are $199,450 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $166,200 for heads of households, $132,950 for single taxpayers and $99,725 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500 (or $61,250 for a married taxpayer filing a separate return). The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 2001.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has lowered the Federal tax rates which were in effect for the 2000 taxable year as follows:

                                                 THE CORRESPONDING PERCENTAGES SHALL BE
                                                SUBSTITUTED FOR THE FOLLOWING PERCENTAGES:
 IN THE CASE OF TAXABLE YEARS            -------------------------------------------------------
BEGINNING DURING CALENDAR YEAR:          28.0%            31.0%            36.0%           39.6%
-------------------------------          -----            -----            -----           -----

2001..............................       27.5%            30.5%            35.5%           39.1%

2002 and 2003.....................       27.0%            30.0%            35.0%           38.6%

2004 and 2005.....................       26.0%            29.0%            34.0%           37.6%

2006 and thereafter...............       25.0%            28.0%            33.0%           35.0%

                 CORPORATION INFORMATION AND ANNUAL INFORMATION

     ARTISTdirect, Inc. is a Delaware corporation which maintains its principal executive offices at 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036. The telephone number at the executive offices is (323) 634-4000. Further information concerning the Special Level Two Option grant made to Mr. Field may be obtained from the Corporation at this address or telephone number.

     A copy of the Corporation's Annual Report to Stockholders for the current fiscal year will be furnished to Mr. Field, and additional copies will be furnished, without charge, upon written or oral request to the Corporate Secretary, ARTISTdirect, Inc., 5670 Wilshire Blvd., Suite 200, Los Angeles, CA 90036, or upon telephoning the Corporation at (323) 634-4000. In addition, Mr. Field may obtain without charge, upon written or oral request to the Corporation's Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents:

     (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC on April 2, 2001, and further amended on Form 10-K/A filed with the SEC on April 30, 2001;

     (b) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 filed with the SEC on August 14, 2001;

     (c) The Corporation's Definitive Proxy Statement filed with the SEC on June 11, 2001, pursuant to Section 14(a) of the 1934 Act;

     (d) The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 filed with the SEC on May 15, 2001; and

     (e) The Corporation's Registration Statement No. 000-30063 on Form 8-A12G filed with the SEC on March 22, 2000, pursuant to Section 12(b) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

     The Corporation will also deliver to Mr. Field a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.

                                    EXHIBIT 4

               California Labor Code Sections 2870, 2871 and 2872


SECTION 2870

(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

        (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

        (2)   Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.



SECTION 2871

No employer shall require a provision made void and unenforceable by Section 2870 as a condition of employment or continued employment. Nothing in this article shall be construed to forbid or restrict the right of an employer to provide in contracts of employment for disclosure, provided that any such disclosures be received in confidence, of all of the employee's inventions made solely or jointly with others during the term of his or her employment, a review process by the employer to determine such issues as may arise, and for full title to certain patents and inventions to be in the United States, as required by contracts between the employer and the United States or any of its agencies.


SECTION 2872

If an employment agreement entered into after January 1, 1980, contains a provision requiring the employee to assign or offer to assign any of his or her rights in any invention to his or her employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention which qualifies fully under the provisions of Section 2870. In any suit or action arising thereunder, the burden of proof shall be on the employee claiming the benefits of its provisions.